                         MANUFACTURERS INVESTMENT TRUST
                 73 Tremont Street, Boston, Massachusetts 02108


Manufacturers Investment Trust (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which is sold without a sales charge. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts. The Trust provides a range of investment objectives through seventy-five separate investment portfolios, fourteen of which are described in this prospectus. The names of those portfolios are as follows:



SMALL-MID CAP GROWTH TRUST


SMALL-MID CAP TRUST


INTERNATIONAL EQUITY SELECT TRUST


SELECT GROWTH TRUST


GLOBAL EQUITY SELECT TRUST


REAL ESTATE SECURITIES TRUST


CORE VALUE TRUST


HIGH GRADE BOND TRUST


MONEY MARKET TRUST


SMALL CAP INDEX TRUST


INTERNATIONAL INDEX TRUST


MID CAP INDEX TRUST


TOTAL STOCK MARKET INDEX TRUST


500 INDEX TRUST


NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

       The date of this Prospectus is May 1, 2003, as amended May 5, 2003

                         MANUFACTURERS INVESTMENT TRUST

                               TABLE OF CONTENTS


PORTFOLIO DESCRIPTIONS:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,
PERFORMANCE, EXPENSES AND FINANCIAL HIGHLIGHTS..............    1
       Small-Mid Cap Growth Trust...........................    4
       Small-Mid Cap Trust..................................    6
       International Equity Select Trust....................    7
       Select Growth Trust..................................    9
       Global Equity Select Trust...........................   10
       Real Estate Securities Trust.........................   12
       Core Value Trust.....................................   14
       High Grade Bond Trust................................   15
       Money Market Trust...................................   17
       Small Cap Index Trust................................   20
       International Index Trust............................   21
       Mid Cap Index Trust..................................   21
       Total Stock Market Index Trust.......................   21
       500 Index Trust......................................   21
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS....   23
     Risks of Investing in Certain Types of Securities......   23
     Additional Investment Policies.........................   28
     Hedging and Other Strategic Transactions...............   30
MANAGEMENT OF THE TRUST.....................................   31
     Advisory Arrangements..................................   31
     Subadvisory Arrangements...............................   36
MULTIPLE CLASS PRICING; RULE 12B-1 PLANS....................   36
GENERAL INFORMATION.........................................   37
     Taxes..................................................   37
     Dividends..............................................   38
     Purchase and Redemption of Shares......................   38
     Purchasers of Shares of the Trust......................   39
FINANCIAL HIGHLIGHTS........................................   40
       Additional Information...............................   48

                            PORTFOLIO DESCRIPTIONS:

                  INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,

                      PERFORMANCE AND FINANCIAL HIGHLIGHTS


     The Trust is a series trust which currently has seventy-five separate investment portfolios, fourteen of which are described in this prospectus. The investment objectives, principal investment strategies and principal risks of the portfolios are set forth in the portfolio descriptions below, together with performance information and financial highlights for each portfolio. Manufacturers Securities Services, LLC is the investment adviser to the Trust, and each portfolio has its own subadviser.


INVESTMENT OBJECTIVES AND STRATEGIES

     Each portfolio has a stated investment objective which it pursues through separate investment strategies or policies and which may only be changed with the approval of the shareholders of the portfolio. There can be no assurance that the portfolio will achieve its investment objective. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. Additional information about the portfolios' investment policies is set forth under "Additional Investment Policies."

     Temporary Defensive Investing. Except as otherwise stated below in the description of a particular portfolio, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each portfolio may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

     Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular portfolio, each portfolio is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

     More complete descriptions of the money market instruments and certain other instruments in which certain portfolios of the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's or Standard & Poor's is included in Appendix I in the Statement of Additional Information.

RISKS OF INVESTING IN EACH PORTFOLIO

     Certain risks of investing in each portfolio are set forth in the portfolio descriptions. If these risks materialize, an investor could lose money in the portfolio. The risks of investing in the following types of securities, as well as the definition of a non-diversified portfolio and the risks associated with such a portfolio, are more fully described below under "Risks of Investing in Certain Types of Securities."

     --   Non-Diversified Portfolios                    --   Foreign Securities
     --   Equity Securities                             --   Investment Company Securities
     --   Fixed Income Securities                       --   Stripped Securities
     --   Investment Grade Fixed Income Securities      --   Mortgage-Backed and Asset-Backed Securities
          in the Lowest Rating Category
     --   Lower Rated Fixed Income Securities           --   Securities Linked to the Real Estate Market
     --   Small and Medium Size Companies               --   Industry or Sector Investing

     An investment in any of the portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     Portfolio Turnover. Unless otherwise noted in the description a portfolio, each portfolio anticipates that its annual portfolio turnover rate will exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. Portfolio turnover rates are set forth in the Financial Highlights included in each portfolio description. See also "Portfolio Turnover" in the Statement of Additional Information.

PERFORMANCE INFORMATION FOR EACH PORTFOLIO

     Each portfolio description contains a bar chart and a performance table which provide some indication of the risks of investing in each portfolio of the Trust.


     Bar Chart. The bar chart shows changes in the performance of Series I shares (formerly referred to as Class A shares) of each portfolio from year to year over a ten-year period. The performance of Series II shares (formerly referred to as Class B shares) of each portfolio would be lower due to the higher Rule 12b-1 fees. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.



     Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 2002 for both Series I Shares and Series II shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the portfolio is less than one year, the performance shown will be the actual total return rather than an annualized total return.



     Performance information in the Bar Chart and the Performance Table reflects all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.



FEES AND EXPENSES FOR EACH PORTFOLIO



     The table below describes the fees and expenses for each class of shares of each portfolio of the Trust offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. Such fees and expenses are listed in the prospectus for the variable insurance contract.



TRUST ANNUAL EXPENSES



(as a percentage of Trust average net assets for the fiscal year ended December 31, 2002)



---------------------------------------------------------------------------------------------------------------------------------
                                                    MANAGEMENT                           OTHER             TOTAL TRUST ANNUAL
TRUST PORTFOLIO                                        FEES        12B-1 FEES           EXPENSES                EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
                                                                 SERIES   SERIES       SERIES I &        SERIES          SERIES
                                                                   I        II         SERIES II            I              II
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities                                 0.631%    0.150%   0.350%         0.059%          0.840%          1.040%
---------------------------------------------------------------------------------------------------------------------------------
Money Market                                           0.350%    0.150%   0.350%         0.050%          0.550%          0.750%
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Index                                        0.375%    0.150%   0.350%         0.065%          0.590%          0.790%
---------------------------------------------------------------------------------------------------------------------------------
International Index                                    0.400%    0.150%   0.350%         0.070%          0.620%(B)       0.820%(B)
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Index                                          0.375%    0.150%   0.350%         0.055%          0.580%          0.780%
---------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index                               0.375%    0.150%   0.350%         0.065%          0.590%          0.790%
---------------------------------------------------------------------------------------------------------------------------------
500 Index                                              0.375%    0.150%   0.350%         0.045%          0.570%          0.770%
---------------------------------------------------------------------------------------------------------------------------------
Small Mid-Cap Growth                                   0.800%    0.150%      N/A         2.980%(C)       3.930%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Small-Mid Cap                                          0.950%    0.150%   0.350%         0.730%(C)       1.830%          2.030%
---------------------------------------------------------------------------------------------------------------------------------
International Equity Select                            0.900%    0.150%   0.350%         0.900%(C)       1.950%          2.150%
---------------------------------------------------------------------------------------------------------------------------------
Select Growth                                          0.800%    0.150%      N/A         2.770%(C)       3.720%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Global Equity Select                                   0.900%    0.150%      N/A         2.660%(C)       3.710%             N/A
---------------------------------------------------------------------------------------------------------------------------------
Core Value                                             0.800%    0.150%      N/A         2.580%(C)       3.530%             N/A
---------------------------------------------------------------------------------------------------------------------------------
High Grade Bond                                        0.600%    0.150%   0.350%         0.690%(C)       1.440%          1.640%
---------------------------------------------------------------------------------------------------------------------------------



(A)Based on estimates for the current fiscal year.



(B)MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap

Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be as follows:



               SERIES I



                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
International Index Trust...........................      0.050%            0.600%



               SERIES II



                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
International Index Trust...........................      0.050%            0.800%



It is estimated that the expense reimbursement will not be effective during the year end December 31, 2003 for the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust and the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.



(C)MSS has voluntarily agreed to pay expenses of each portfolio (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commission, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) that exceed the following amounts: .15% for the International Equity Select Trust and Global Equity Select Trust and .10% for the Small Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust and High Grade Bond Trust. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses" would be:



               SERIES I



                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Small-Mid Cap Growth Trust..........................      0.100%            1.050%
Small-Mid Cap Trust.................................      0.100%            1.200%
International Equity Select Trust...................      0.150%            1.200%
Select Growth Trust.................................      0.100%            1.050%
Global Equity Select Trust..........................      0.150%            1.200%
Core Value Trust....................................      0.100%            1.050%
High Grade Bond Trust...............................      0.100%            0.850%



               SERIES II



                                                                         TOTAL TRUST
                                                      OTHER EXPENSES   ANNUAL EXPENSES
                                                      --------------   ---------------
Small-Mid Cap Growth Trust..........................        N/A               N/A
Small-Mid Cap Trust.................................      0.100%            1.400%
International Equity Select Trust...................      0.150%            1.400%
Select Growth Trust.................................        N/A               N/A
Global Equity Select Trust..........................        N/A               N/A
Core Value Trust....................................        N/A               N/A
High Grade Bond Trust...............................      0.100%            1.050%



It is estimated that the expense reimbursement will remain in effect during the year end December 31, 2003. The expense reimbursement may be terminated at any time by MSS.



EXAMPLE OF EXPENSES FOR EACH PORTFOLIO



     The Example is intended to help an investor compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the Portfolio for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect the expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses maybe higher or lower, based on these assumptions the expenses would be:



SERIES I SHARES



------------------------------------------------------------------------------------------------------------------------
                    TRUST PORTFOLIO                            1 YEAR          3 YEAR          5 YEAR         10 YEAR
------------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                                         86             268             466            1,037
------------------------------------------------------------------------------------------------------------------------
  Money Market                                                   56             176             307             689
------------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                                60             189             329             738
------------------------------------------------------------------------------------------------------------------------
  International Index                                            63             199             346             774
------------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                                  59             186             324             726
------------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                                       60             189             329             738
------------------------------------------------------------------------------------------------------------------------
  500 Index                                                      58             183             318             714
------------------------------------------------------------------------------------------------------------------------
  Small Mid-Cap Growth                                          395            1,198           2,018           4,147
------------------------------------------------------------------------------------------------------------------------
  Small-Mid Cap                                                 186             576             990            2,148
------------------------------------------------------------------------------------------------------------------------
  International Equity Select                                   198             612            1,052           2,275
------------------------------------------------------------------------------------------------------------------------
  Select Growth                                                 374            1,138           1,920           3,967
------------------------------------------------------------------------------------------------------------------------
  Global Equity Select                                          373            1,135           1,916           3,958
------------------------------------------------------------------------------------------------------------------------
  Core Value                                                    356            1,083           1,831           3,801
------------------------------------------------------------------------------------------------------------------------
  High Grade Bond                                               147             456             787            1,724
------------------------------------------------------------------------------------------------------------------------



SERIES II SHARES



------------------------------------------------------------------------------------------------------------------------
                    TRUST PORTFOLIO                            1 YEAR          3 YEAR          5 YEAR         10 YEAR
------------------------------------------------------------------------------------------------------------------------
  Real Estate Securities                                        106             331             574            1,271
------------------------------------------------------------------------------------------------------------------------
  Money Market                                                   77             240             417             930
------------------------------------------------------------------------------------------------------------------------
  Small Cap Index                                                81             252             439             978
------------------------------------------------------------------------------------------------------------------------
  International Index                                            84             262             455            1,014
------------------------------------------------------------------------------------------------------------------------
  Mid Cap Index                                                  80             249             433             966
------------------------------------------------------------------------------------------------------------------------
  Total Stock Market Index                                       81             252             439             978
------------------------------------------------------------------------------------------------------------------------
  500 Index                                                      79             246             428             954
------------------------------------------------------------------------------------------------------------------------
  Small Mid-Cap Growth                                          N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
  Small-Mid Cap                                                 206             637            1,093           2,358
------------------------------------------------------------------------------------------------------------------------
  International Equity Select                                   218             673            1,154           2,483
------------------------------------------------------------------------------------------------------------------------
  Select Growth                                                 N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
  Global Equity Select                                          N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
  Core Value                                                    N/A             N/A             N/A             N/A
------------------------------------------------------------------------------------------------------------------------
  High Grade Bond                                               167             517             892            1,944
------------------------------------------------------------------------------------------------------------------------


SMALL-MID CAP GROWTH TRUST

SUBADVISER:  Navellier Management, Inc. ("NMI")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests principally in equity securities of fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace.

     The Small-Mid Cap Growth Trust will invest principally in (a) common stocks or (b) in securities convertible into common stocks or securities carrying rights or warrants to either purchase common stock or to participate in earnings. The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

     In selecting investments, NMI utilizes a dynamic and objective, "bottom-up" quantitative screening process designed to identify and select inefficiently priced growth stocks with superior returns compared to their risk characteristics. The investment process focuses on several variables including, but not limited to:

      --   earnings growth,

      --   reinvestment rate,

      --   profit margin expansion,

      --   return on equity and,

      --   "reward/risk ratios"

     Investments are made primarily in securities listed on national securities exchanges, but the Small-Mid Cap Growth Trust may purchase securities traded in the U.S. over-the-counter market. The Small-Mid Cap Growth Trust may invest in the following types of foreign securities:

      --   U.S. dollar denominated obligations of foreign branches of U.S.
           banks,

      -- securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market,

      -- securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ, and

      -- securities denominated in U.S. dollars but issued by non U.S. issuers under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities with emphasis on medium-sized and smaller emerging growth companies. The risks of investing in equity securities and small and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

 -- NMI utilizes computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the portfolio may not increase in value and could even decrease in value.

 -- The companies selected by NMI are generally in a rapid growth phase and their stocks tend to fluctuate in value more often than other small-mid cap securities.

 -- The portfolio may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.

Performance

     The performance information below does not reflect fees and expenses of any variable insurance contract, which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.20% (for the quarter ended 12/2001) and the lowest return was -15.51% (for the quarter ended 9/2002).


[BAR CHART]



--------------------------------------------------------------------------------

        -34.3%
         2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Small-Mid Cap Growth Trust-Series I                      -34.32%    -30.75%    07/16/2001
 Russell 2500 Growth Index(A)                             -29.10%    -22.04%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

SUBADVISER AND PORTFOLIO MANAGERS

     NMI manages the Small-Mid Cap Growth Trust. NMI is a Delaware corporation whose principal business at the present time is to provide investment management services to the Navellier Performance Funds and the Navellier Millennium Funds. NMI is a sub-chapter S corporation affiliated with Navellier & Associates, Inc., Navellier Hedge Management Inc., and Navellier Fund Management, Inc. and is controlled by its founder, President and CIO Louise G. Navellier. The address of NMI is One East Liberty, Third Floor, Reno, NV 89501. As of December 31, 2002, NMI together with its affiliates has approximately $3.0 billion of assets under management.

     The Portfolio Managers are:

      -- Louis G. Navellier (since July, 2001). Mr. Navellier is the founder, President and CIO of Navellier which was founded in 1987. Mr. Navellier oversees all aspects of investment research and strategy at Navellier. Mr. Navellier has provided investment strategies to individuals, pension funds and institutional portfolios since 1985. He obtained his B.S. in Finance and his M.B.A. from the California State University, Hayward.

      -- Alan Alpers (since July, 2001). Mr. Alpers is Director of Research/Senior Portfolio Manager for Navellier and is responsible for coordinating much of the quantitative analysis and portfolio allocation procedures for portfolio management. Prior to joining Navellier in 1989, he was employed by E.F. Hutton's Consulting Services Department where he evaluated, monitored and performed due diligence on various money management firms. Mr. Alpers is a Chartered Financial Analyst. He obtained his B.S. in Economics from the University of California, Davis and his M.B.A. from California State University, Sacramento.

SMALL-MID CAP TRUST

SUBADVISER: Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick")

INVESTMENT OBJECTIVE:  To achieve long-term capital appreciation, with dividend income as a secondary consideration.

INVESTMENT STRATEGIES: The portfolio invests principally in common stocks of small and mid cap companies that the subadviser believes are of high quality.

     Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies that the subadviser believes are of high quality. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

     Kayne Anderson Rudnick will invest primarily in common stocks, but may also invest, from time to time, in securities convertible into common stock, or rights or warrants to subscribe for or purchase common stocks. Investments are made primarily in securities listed on national securities exchanges, but the Small-Mid Cap Trust may also purchase securities traded in the United States over-the-counter market.

     The portfolio will seek to maintain an average market capitalization that is the same as the simple (not-weighted) average market capitalization of the companies in the Russell 2500 Index.

     In selecting equity securities, Kayne Anderson Rudnick uses a screening process it believes identifies high-quality companies. The quality criteria includes:

      --   Market dominance

      --   Rising free cash flow

      --   Shareholder-oriented management

      --   Strong, consistent profit growth

      --   Low-debt balance sheet

     The screening process identifies companies that meet Kayne Anderson Rudnick's criteria of quality. The portfolio managers then fundamentally analyze these securities. This research involves study of competitive industry conditions, discussions with company management, spreadsheet analysis, and valuation projections. Proprietary analytical tools compare expected rates of return of each equity security in the universe. In deciding whether to purchase a security, the portfolio managers appraise a company's fundamental strengths and relative attractiveness based on its expected return.

     The portfolio generally holds at least 25 to 35 securities, which are diversified by industry. The security selection discipline seeks to avoid over-concentration in any single sector or company.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities, especially those of small and mid cap companies. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio is managed based on proprietary analytical tools and techniques developed by the subadviser. There is no guarantee that such management tools and techniques will correctly predict earnings growth, or enable the portfolio to achieve its investment objective.

Performance (B)
     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 11.17% (for the quarter ended 12/2001) and the lowest return was -14.30% (for the quarter ended 9/2002).

[BAR CHART]



--------------------------------------------------------------------------------

        -17.6%
         2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Small-Mid Cap Trust-Series I                             -17.57%    -15.05%    07/16/2001
 Small-Mid Cap Trust-Series II                                        -4.18%    11/25/2002
 Russell 2500 Index(A)                                    -17.79%    -12.25%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series II shares were first offered November 25, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee. The performance for Series II is aggregate total return.

SUBADVISER AND PORTFOLIO MANAGERS

     Kayne Anderson Rudnick manages the Small-Mid Cap Trust. Richard A. Kayne and John E. Anderson, the founders of Kayne Anderson Rudnick, have been in the business of furnishing investment advice to institutional and private clients since 1984. On December 1, 2000, the name of the firm officially changed from Kayne Anderson Investment Management to Kayne Anderson Rudnick Investment Management to recognize Mr. Rudnick's contributions to the firm's success and growth. Since inception, the firm has followed a philosophy of Quality at a Reasonable Price(TM) investing. At December 31, 2002, Kayne Anderson Rudnick had approximately $8.6 billion in assets under management. The address of Kayne Anderson Rudnick is 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067. Kayne Anderson Rudnick owns 40% of the firm and Phoenix Investment Partners, Ltd. ("Phoenix"), the wholly owned, asset-management subsidiary of The Phoenix Companies, Inc. (NYSE: PNX) owns 60%.

     The Portfolio Manager is:

      -- Robert A. Schwarzkopf, CFA (since July, 2001). Mr. Schwarzkopf joined Kayne Anderson Rudnick in 1991. He is managing director of Small Cap Equity, co-portfolio manager for the Small and Mid Cap Equity Portfolios, and a member of the Investment Committee. Prior to joining Kayne Anderson Rudnick, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional BankShares. Mr. Schwarzkopf is a Chartered Financial Analyst charterholder. He is a principal of Kayne Anderson Rudnick.

      -- Sandi L. Gleason, CFA (since July, 2001). Ms. Gleason joined Kayne Anderson Rudnick in 1993. She is co-portfolio manager for the Small and Mid Cap Equity Portfolios. Prior to joining Kayne Anderson Rudnick, Ms. Gleason was a senior consultant with Peterson Consulting Limited Partnership, a national litigation consulting firm. Ms. Gleason is a Chartered Financial Analyst charterholder. She is a principal of Kayne Anderson Rudnick.

INTERNATIONAL EQUITY SELECT TRUST

SUBADVISER:  Lazard Asset Management LLC ("Lazard")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities. The portfolio will invest primarily in American Depository Receipts and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

     The Portfolio will generally invest at least 80% of its total assets in equity securities, including American Depository Receipts, of companies located in at least three different foreign countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on Lazard's judgment and its analysis of market conditions. However, Lazard currently intends to invest the Portfolio's assets primarily in companies based in developed markets. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance (B)
     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 8.26% (for the quarter ended 12/2002) and the lowest return was -19.46% (for the quarter ended 9/2002).

[BAR CHART]



--------------------------------------------------------------------------------

        -11.7%
         2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 International Equity Select Trust-Series I               -11.65%    -10.56%    07/16/2001
 International Equity Select Trust-Series II                          -2.12%    11/25/2002
 MSCI EAFE Index(A)                                       -15.66%    -15.27%

(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B)Series II shares were first offered November 25, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee. The performance for Series II is aggregate total return.

SUBADVISER AND PORTFOLIO MANAGERS

     Lazard manages the International Equity Select Trust. Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $55.9 billion as of December 31, 2002. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

     The Portfolio Managers are:

      -- Herbert W. Gullquist (since July, 2001). Mr. Gullquist is a Vice Chairman and Managing Director of Lazard Freres and Chief Investment Officer of Lazard. He joined Lazard in 1982. Before joining Lazard he was a general partner of Oppenheimer & Company Inc. and a managing director and the chief investment officer of Oppenheimer Capital Corp. Mr. Gullquist has 42 years of investment experience and a BA from Northwestern University.

      -- John R. Reinsberg (since July, 2001). Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 21 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.

     The International Equity Select Trust is also managed by a portfolio management team.

SELECT GROWTH TRUST

SUBADVISER:  Roxbury Capital Management, LLC ("Roxbury")

INVESTMENT OBJECTIVE:  To seek long-term growth of capital.

INVESTMENT STRATEGIES: The portfolio invests primarily in large cap equity securities. Roxbury defines large cap equity securities as securities of companies with at least $2 billion in market cap. The portfolio may also invest up to 20% of its assets in mid cap securities and in securities of any market cap where Roxbury believes there are prospects significant appreciation in the price of the security (for example, in corporate restructurings).

     The Select Growth Trust invests primarily in large cap equity securities. Roxbury defines large cap equity securities as securities of companies with at least $2 billion in market cap. The portfolio may also invest up to 20% of its assets in mid cap securities and in securities of any market cap where Roxbury believes there are prospects significant appreciation in the price of the security (for example, in corporate restructurings).

     Roxbury's investment approach combines growth stock investing with a proprietary valuation discipline with the goal of creating portfolios of high quality companies with the potential for high return and prudent control of risk.

Roxbury's investment philosophy is built upon three fundamental principles.

1.  QUALITY COMPANIES

     History has shown that only a few companies dominate their industries year after year and consistently build wealth for shareholders. Unique business models or franchises allow these companies to generate cash flow significantly in excess of the capital required to run their businesses and often correspond with increased market share, expanding margins and visionary management. Companies that exhibit such characteristics offer earnings predictability, a margin of safety and solid performance in volatile markets. Roxbury will seek to choose securities of such companies for the Select Growth Trust.

2.  GROWTH CRITERIA

     Roxbury's investment approach is based on their belief that, over time, stock prices follow earnings growth. Therefore, Roxbury seeks companies that can generate sustainable earnings and cash flow growth significantly higher than market averages.

3.  VALUATION DISCIPLINE

     Roxbury's investment approach is also based on their belief that valuation multiples, such as price/earnings ratios, are lagging indicators of wealth creation, and thus have only limited application to their investment selection process. Roxbury focuses on Return on Invested Capital (ROIC), which measures a company's ability to generate excess free cash flow.

ROIC enables Roxbury to compare the fundamental strength of a business relative to its current stock price to find attractively prices securities.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.08% (for the quarter ended 12/2001) and the lowest return was -19.34% (for the quarter ended 6/2002).


[BAR CHART]



--------------------------------------------------------------------------------

        -30.6%
         2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Select Growth Trust-Series I                             -30.64%    -24.83%    07/16/2001
 Russell 1000 Growth Index(A)                             -27.89%    -23.33%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


SUBADVISER AND PORTFOLIO MANAGERS

     Roxbury Capital Management, LLC manages the Select Growth Trust. Anthony H. Browne founded Roxbury Capital Management, LLC's predecessor, Roxbury Capital Management in 1986. On July 31, 1998, Roxbury Capital Management entered into a strategic partnership with affiliates of Wilmington Trust Company. A Wilmington affiliate owns 100% preferred interests, and Roxbury Capital Management and Anthony H. Browne own approximately 60% common interests in Roxbury Capital Management, LLC ("Roxbury"). The firm continues to be managed by Roxbury principals and employees and significant incentives are in place to insure continuity of management and the firm's proven investment philosophy. Roxbury is located at 100 Wilshire Blvd, Suite 600, Santa Monica, California 90401. As of December 31, 2002, Roxbury's assets under management were approximately $3.7 billion.

     The Portfolio Managers are:

      -- Anthony H. Browne (since July, 2001). Mr. Browne is a co-founder and Co-Chief Investment Officer of Roxbury Capital Management and is currently a Senior Managing Director and Co-Chief Investment Officer, Portfolio Management. He oversees all aspects of Roxbury's investment and portfolio management process. Tony has 30 years of experience in the investment management field. Prior to founding Roxbury in 1986, he was President and Chief Investment Officer of CMB Investment Counselors, a Los Angeles firm with $3 billion under management. He began his career with Tweedy Browne & Co. Mr. Browne obtained his M.B.A. from Harvard Graduate School of Business and his B.A. from Harvard College.

      -- David C. Kahn (since July, 2001). Mr. Kahn is a Managing Director, Portfolio Management/Client Service for Roxbury. Prior to joining Roxbury in 1994, he was a Vice President with the Investment Management Consulting Groups of both CIBC Oppenheimer and Salomon Smith Barney. Mr. Kahn's experience also includes seven years with a New York-based proxy solicitor and merger strategist, where he developed and ran a division providing defense strategy and investor relations, consulting Fortune 1000 companies. Mr. Kahn obtained his M.B.A. from New York University and his B.A. from Bucknell University.

GLOBAL EQUITY SELECT TRUST

SUBADVISER:  Lazard Asset Management LLC ("Lazard")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities. The portfolio will invest primarily in American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World(R) Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

     The Global Equity Select Trust invests primarily in equity securities, including American and Global Depository Receipts and common stocks, of relatively large U.S. and non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) World(R)Index that Lazard believes are undervalued based on their earnings, cash flow or asset values.

     The portfolio generally invests at least 80% of its total assets in equity securities, including American and Global Depository Receipts, of companies located in at least four different countries, including the United States. The allocation of the portfolio's assets among geographic regions may shift from time to time based on the Lazard's judgment and its analysis of market conditions. The portfolio manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of Lazard's expectations.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 8.32% (for the quarter ended 12/2002) and the lowest return was -17.19% (for the quarter ended 9/2002).


[BAR CHART]



--------------------------------------------------------------------------------

        -13.6%
         2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Global Equity Select Trust-Series I                      -13.61%    -11.02%    07/16/2001
 MSCI World Index(A)                                      -19.54%    -17.67%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


SUBADVISER AND PORTFOLIO MANAGERS

     Lazard manages the Global Equity Select Trust. Lazard, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, which is registered as an investment adviser with the SEC and is a member of the New York, American and Chicago Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts with assets totaling approximately $55.9 billion as of December 31, 2002. Lazard's clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Portfolio.

     The Portfolio Managers are:

      -- Herbert W. Gullquist (since July, 2001). Mr. Gullquist is a Vice Chairman and Managing Director of Lazard Freres and Chief Investment Officer of Lazard. He joined Lazard in 1982. Before joining Lazard he was a general partner of Oppenheimer & Company Inc. and a managing director and the chief investment officer of Oppenheimer Capital Corp. Mr. Gullquist has 42 years of investment experience and a BA from Northwestern University.

      -- John R. Reinsberg (since July, 2001). Mr. Reinsberg is a Managing Director of Lazard Freres. He joined Lazard in 1991. Before joining Lazard he was an executive vice president with General Electric Investment Corporation. Mr. Reinsberg has 21 years of investment experience, a BA from the University of Pennsylvania and an MBA from Columbia University.

     The International Equity Select Trust is also managed by a portfolio management team.

REAL ESTATE SECURITIES TRUST

SUBADVISER:  Deutsche Asset Management, Inc ("DeAM")

INVESTMENT OBJECTIVE:  To seek to achieve a combination of long-term capital appreciation and current income.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies. Equity securities include common stock preferred stock and securities convertible into common stock.

     A company is considered to be a real estate company if, in the opinion of DeAM, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

     DeAM looks for real estate securities it believes will provide superior returns to the portfolio, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.


     To find these issuers, DeAM tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM believes will be the most profitable to the portfolio. DeAM also considers the effect of the real estate securities markets in general when making investment decisions. DeAM does not attempt to time the market.



     Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.


     Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

     If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

     The portfolio may realize some short-term gains or losses if DeAM chooses to sell a security because it believes that one or more of the following is true:

      --   A security is not fulfilling its investment purpose;

      --   A security has reached its optimum valuation; or

      --   A particular company or general economic conditions have changed.

     Based on its recent practices, DeAM expects that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.

     Other Investments. When DeAM believes that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks.)

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

 -- Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline. Additional risks associated with investing in securities linked to the real estate market is set forth under "Risks of Investing in Certain Types of Securities."

 -- REITs and real estate related securities are also subject to the risks associated with financial building projects such as failure of borrowers to repay loans, management skills, heavy cash flow dependency and increases in operating and building expenses. Problems which affect the building projects could negatively affect the securities held by the portfolio and the value of the portfolio may decline.

 -- Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

 -- The portfolio may invest in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. The risks associated with investing in foreign securities are set forth under "Risk of Investing in Certain Types of Securities."

 -- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance(A, C)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 11.27% (for the quarter ended 9/1997) and the lowest return was -11.04% (for the quarter ended 9/1998).


[BAR CHART]



--------------------------------------------------------------------------------

        22.6%      -2.8%      15.1%      34.7%      18.4%      -16.4%      -8%       25.7%       3.2%       2.6%
         1993       1994       1995       1996       1997       1998       1999       2000       2001       2002

--------------------------------------------------------------------------------


                                                           One    Five     Ten     Life of    Date First
                                                          Year    Years   Years   Portfolio   Available
 Real Estate Securities
   Trust Series I                                         2.58%   0.45%   8.39%               04/30/1987
        Series II                                                                   3.05%     01/28/2002
 Wilshire Real Estate Securities Index                    2.65%   3.46%   9.97%
 Morgan Stanley REIT Index(B)                             3.98%   3.36%     N/A

(A)On November 25, 2002, the portfolio changed its subadviser. Performance reflects results prior to this change. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.
(B)The Morgan Stanley REIT Index commenced on December 31, 1994, therefore the 10 year return period is not applicable for this index.

(C)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee.


SUBADVISER AND PORTFOLIO MANAGERS

     Deutsche Asset Management, Inc. ("DeAM") , located at 280 Park Avenue, New York, New York 10017, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

     DeAM provides a full range of investment advisory services to retail and institutional clients and as of September 30, 2002 had total assets under management of approximately $97 billion.

     The portfolio managers are:

      --   Karen J. Knudson.  Principal, Deutsche Asset Management

         --   Joined the investment advisor in 1995.

         --   More than 20 years of investment industry experience.

         --   MBA, University of California at Berkeley

      --   John F. Robertson.  Vice President, Deutsche Asset Management

         --   Joined the investment advisor in 1996.

         -- Prior to 1996, Assistant Vice President for Lincoln Investment Management responsible for REIT research

         --   Charter Financial Analyst

      --   John W. Vojticek.  Vice President, Deutsche Asset Management

         --   Joined the investment advisor in 1996.

         --   Over six years of investment experience

      --   Mark D. Zeisloft.  Vice President, Deutsche Asset Management

         --   Joined the investment advisor in 1996.

         --   Over twelve years of investment experience

         --   MBA, University of Chicago

CORE VALUE TRUST

SUBADVISER:  Rorer Asset Management, LLC ("Rorer")

INVESTMENT OBJECTIVE:  To seek long-term capital appreciation.

INVESTMENT STRATEGIES: The portfolio invests, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase. Rorer seeks to select securities for the portfolio which it believes to be undervalued relative to the stock market in general.

     Rorer seeks to achieve the portfolio's objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $1 billion at the time of purchase. Rorer seeks to select securities for the portfolio which it believes to be undervalued relative to the stock market in general.

     The Rorer approach to stock selection starts with a quality universe of those stocks that are included in the S&P 500 Index and the Russell 1000 Index that are U.S. domiciled, have five years of trading history and a market capitalization in excess of $1 billion. These companies are subjected to a rigorous quantitative screening process designed to filter out a list of potential purchase candidates based on two factors: attractive valuation and earnings momentum. The valuation methodology identifies the equities of those companies trading below historic valuation norms relative to the market as defined by the S&P 500. The earnings momentum measure identifies those companies, which are experiencing upward estimate revisions from the analytical community and, thereby, have the best potential to provide positive earnings.

     Buy: After the screening process is complete, fundamental and economic analysis is performed on those 75-100 companies, which meet the valuation, earnings momentum and portfolio guidelines. This fundamental analysis is extensive in scope and rigorous in its discipline. The analysis of each company's fundamentals, including interest rate and business cycle analysis and trading liquidity, is always considered as a whole before the time of purchase.

     Sell: The Rorer sell process is highly disciplined. In its implementation, it seeks to realize substantial profits after they have been earned or, conversely, to conserve capital when circumstances so dictate. Specifically, an upside price objective is established at the time of purchase. This price target is set at a level that the stock is reasonably expected to achieve within an 18-24 month time frame. Alternatively, a stock will be sold if its fundamentals fail to meet expectations or if its position exceeds our industry and position weighting limits.

     Portfolio Design: The foregoing research process results in a portfolio of approximately 30-40 companies. In addition, exposure in any single industry is generally limited, under normal market conditions, to approximately 20% of the total value of the portfolio.

Temporary Defensive Investing

     To meet redemption requests or pending investment of its assets or during unusual market conditions, the Core Value Trust may place all or a portion of its assets in cash or cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited. The Core Value Trust seeks to maintain no more than 10% of its assets in cash or cash equivalents during normal market conditions and it anticipates that no more than 5% of its assets will be invested in cash or cash equivalents under normal market conditions.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

 -- The price of the securities purchased by the portfolio will increase if other investors in the stock market subsequently believe that the securities are undervalued and are willing to pay a higher price for them. If other investors in the stock market continue indefinitely to undervalue these securities, or if in fact these securities are not undervalued, the value of the portfolio may decline.

Performance

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 5.40% (for the quarter ended 12/2001) and the lowest return was -17.14% (for the quarter ended 9/2002).


[BAR CHART]



--------------------------------------------------------------------------------

        -20.8%
         2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Core Value Trust-Series I                                -20.82%    -17.60%    07/16/2001
 Russell 1000 Value Index(A)                              -15.52%    -13.86%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.


SUBADVISER AND PORTFOLIO MANAGERS

     Rorer manages the Core Value Trust. Rorer, located at One Liberty Place, Philadelphia, Pennsylvania 19103, is a 23-year old firm which as of December 31, 2002 managed approximately $9 billion in assets primarily through a Large Cap Value discipline. Rorer focuses on high quality, but currently "out of favor" securities with strong fundamentals, which are positioned for growth. The most significant factor that distinguishes Rorer from its peers is its strong sell discipline. Rorer is 65% owned by Affiliated Managers Group.

     The Portfolio Managers are:

      -- Edward C. Rorer (since July, 2001). Mr. Rorer founded Rorer in 1978 and is the firm's Chairman & Chief Investment Officer. He received his M.B.A. from the University of Pennsylvania and his B.A. from Trinity College.

      -- James G. Hesser (since July, 2001). Mr. Hesser joined Rorer in 1992 and is currently its President. He received his B.A. from Rider University.

      -- Clifford B. Storms, Jr. CFA, EVP (since July, 2001). Mr. Storms joined Rorer in 1990 and is the firm's Director of Research. He received his M.B.A. from the University of North Carolina at Chapel Hill and his B.A. from Dickinson College.

HIGH GRADE BOND TRUST

SUBADVISER:  Allegiance Capital, Inc. ("Allegiance")

INVESTMENT OBJECTIVE:  To maximized total return, consistent with the preservation of capital and prudent investment management.

INVESTMENT STRATEGIES: Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

     The High Grade Bond Trust invests in investment grade, fixed income securities of varying maturities. Investment grade fixed income securities include, but are not limited to:

      -- Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities such as GNMA, FNMA and FHLMC pass through certificates (U.S. Government Obligations"),

      -- U.S. domestic corporate bonds rated Baa or higher by Moody's or BBB or higher by S&P (or securities of comparable quality as determined by Allegiance),

      -- Commercial mortgage-backed securities and asset-backed securities rated Aaa or higher by Moody's or AAA or higher by S&P (or securities of comparable quality as determined by Allegiance).

     In managing the portfolio, Allegiance expects to maintain an average duration of five to six years. (Duration is a mathematical calculation widely used by fixed income managers to measure the potential volatility of individual fixed income securities and/or a portfolio of fixed income securities, to changes in the level of interest rates.) Variations in this range will generally be based on Allegiance's perception of current trends for the U.S. economy and the level of U.S. interest rates.

     In managing the portfolio, Allegiance may allocate the portfolio assets to several of the various sectors of the fixed income market including those listed above. Adjustments among these sectors will be made based on the trends of spread movements in the yields of each sector to the yield of the U.S. Treasury securities. As the spread in yields of sectors widens to the level of yield for U.S. Treasuries, those sectors may be removed or reduced in size within the portfolio. For those sectors in which their spread in yields to the yield of U.S. Treasuries narrows, those sectors may be increased in size as a component in the portfolio.

     In managing the portfolio, Allegiance will determine the mix of maturities of securities purchased by the portfolio in order to attempt to maintain an average portfolio duration of five to six years. Maturities of securities for a particular duration will vary depending on changes (or perceived changes) in the slope of the yield curve for U.S. securities. The slope of the yield curve will generally flatten (narrow as to the difference in yield of 2-year to 30-year Treasury issues) when the Federal Reserve is raising interest rate levels (or the perception of a need to raise interest rates exists). In such a case, the maturities of securities will be adjusted to a barbell of short and long maturity issues, with the average duration being in the five to six year range. The slope of the yield curve will generally steepen (widen as to the difference in the yield of 2-year to 30-year Treasury issues) when the Federal Reserve is easing interest rates (or the perception of the need to ease interest rates exists). In such a case, the maturities of securities will generally be focused intermediate issues in the three-year to ten-year range.

Principal Risks of Investing in this Portfolio

 -- The portfolio invests substantially all its assets in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 7.11% (for the quarter ended 9/2002) and the lowest return was -5.00% (for the quarter ended 12/2002).


[BAR CHART]



--------------------------------------------------------------------------------

        11.0%
         2002

--------------------------------------------------------------------------------



                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 High Grade Bond Trust-Series I                            11.01%     9.76%     07/16/2001
 High Grade Bond Trust-Series II                                      1.77%     11/25/2002
 Lehman Brothers Aggregate Bond Index(A)                   10.27%     8.92%


(A)The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.
(B)Series II shares were first offered November 25, 2002. Series II performance will be lower than the Series I performance due to the higher Rule 12b-1 fee. The performance for Series II is aggregate total return.

SUBADVISER AND PORTFOLIO MANAGERS

     Allegiance manages the High Grade Bond Trust. Allegiance, located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648 is a California corporation. Allegiance's sole business is to provide fixed income investment services to clients. Allegiance is privately owned by seven employees and two non-employee investors. As of November 30, 2002 Allegiance had over $4 billion of fixed income assets under management for clients.

     The Portfolio Manager is:

      -- William Mawhorter (since July, 2001). Mr. Mawhorter, Chief Investment Officer and Chairman of Allegiance, co-founded Allegiance in November of 1988. Mr. Mawhorter has 32 years of fixed income investment experience. Prior to founding Allegiance, Mr. Mawhorter was Chief Investment Officer of Govaars and Associates.

MONEY MARKET TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:  To obtain maximum current income consistent with preservation of principal and liquidity.

INVESTMENT STRATEGIES: The portfolio invests in high quality, U.S. dollar denominated money market instruments.

     MFC Global (U.S.A.) may invest the portfolio's assets in high quality, U.S. dollar denominated money market instruments of the following types:

      -- obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the portfolio must be payable in U.S. dollars);

      -- certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

      -- commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MFC acting pursuant to guidelines established by the Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

      -- corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

      -- short-term obligations issued by state and local governmental issuers;

      -- securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

      -- repurchase agreements with respect to any of the foregoing obligations.

     Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust and the note issuer. MFC Global (U.S.A.) monitors the creditworthiness of the note issuer and its earning power and cash flow. MFC Global (U.S.A.) will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

     All of the Money Market Trust's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Trust seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust invests only in securities which the Trust's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Money Market Trust also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the portfolio will be able to do so.

     The Money Market Trust may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above. The Money market Trust is not authorized to enter into mortgage dollar rolls or warrants.

Use of Hedging and Other Strategic Transactions

     The Money Market Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

 -- An investment in the Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Trust seeks to preserve the value of a shareholder's investment at $10.00 per share, it is possible to lose money by investing in this portfolio. For example, the portfolio could lose money if a security purchased by the portfolio is downgraded and the portfolio must sell the security at less than the cost of the security.

 -- The portfolio may invest up to 20% of its assets in U.S. dollar denominated foreign securities which increases the risk of investing in the portfolio as described below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

Performance(A)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 2.19% (for the quarter ended 6/1989) and the lowest return was 0.30% (for the quarter ended 6/2002).


[BAR CHART]



--------------------------------------------------------------------------------

         2.7%       3.8%       5.6%       5.1%       5.2%       5.0%       4.6%       5.9%       3.6%       1.2%
         1993       1994       1995       1996       1997       1998       1999       2000       2001       2002

--------------------------------------------------------------------------------


                                                            One     Five     Ten     Life of    Date First
                                                           Year     Years   Years   Portfolio   Available
 Money Market Trust Series I                                1.18%   4.05%   4.26%               06/18/1985
   Series II                                                                          0.89%     01/28/2002
 Salomon Brothers U.S. 90 Day T-Bill                        1.70%   4.30%   4.51%


(A)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee.


     The 7-day yield of the Money Market Trust as of December 31, 2002 was
0.85%.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

THE INDEX TRUSTS

     There are five Index Trusts - International Index, Small Cap Index, Mid Cap Index, Total Stock Market Index, and 500 Index (the "Index Trusts") - each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

     An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MFC believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

-----------------------------------------------------------------------------------------------------------
     PORTFOLIO                  INVESTMENT OBJECTIVE                        INVESTMENT STRATEGY*
-----------------------------------------------------------------------------------------------------------
Small Cap Index      To seek to approximate the aggregate total  Invests, under normal market conditions, return of a small cap U.S. domestic equity  at least 80% of its net assets (plus any
                     market index                                borrowings for investment purposes) in (a)
                                                                 the common stocks that are included in the
                                                                 Russell 2000 Index and (b) securities
                                                                 (which may or may not be included in the
                                                                 Russell 2000 Index) that MFC believes as a
                                                                 group will behave in a manner similar to
                                                                 the index.
International Index  To seek to approximate the aggregate total  Invests, under normal market conditions,
                     return of a foreign equity market index     at least 80% of its net assets (plus any
                                                                 borrowings for investment purposes) in (a)
                                                                 the common stocks that are included in the
                                                                 MSCI EAFE Index and (b) securities (which
                                                                 may or may not be included in the MSCI
                                                                 EAFE Index) that MFC believes as a group
                                                                 will behave in a manner similar to the
                                                                 index.
Mid Cap Index        To seek to approximate the aggregate total  Invests, under normal market conditions,
                     return of a mid cap U.S. domestic equity    at least 80% of its net assets (plus any
                     market index                                borrowings for investment purposes) in (a)
                                                                 the common stocks that are included in the
                                                                 S&P 400 Index and (b) securities (which
                                                                 may or may not be included in the S&P 400
                                                                 Index) that MFC believes as a group will
                                                                 behave in a manner similar to the index.
Total Stock Market   To seek to approximate the aggregate total  Invests, under normal market conditions,
  Index              return of a broad U.S. domestic equity      at least 80% of its net assets (plus any
                     market index                                borrowings for investment purposes) in (a)
                                                                 the common stocks that are included in the
                                                                 Wilshire 5000 Index and (b) securities
                                                                 (which may or may not be included in the
                                                                 Wilshire 5000 Index) that MFC believes as
                                                                 a group will behave in a manner similar to
                                                                 the index.
500 Index            To seek to approximate the aggregate total  Invests, under normal market conditions,
                     return of a broad U.S. domestic equity      at least 80% of its net assets (plus any
                     market index                                borrowings for investment purposes) in (a)
                                                                 the common stocks that are included in the
                                                                 S&P 500 Index and (b) securities (which
                                                                 may or may not be included in the S&P 500
                                                                 Index) that MFC believes as a group will
                                                                 behave in a manner similar to the index.
-----------------------------------------------------------------------------------------------------------

*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 3000(R)" and "Russell Midcap(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free(R)," "EAFE(R)" and "MSCI(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Use of Hedging and Other Strategic Transactions

     The Small Cap Index Trust, International Index Trust, and Total Stock Market may invest in Futures Contacts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

     The Mid Cap Index Trust and 500 Index Trust may invest in Futures Contracts and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

Principal Risks of Investing in the Index Trusts
     Risks Applicable to All of the Index Trusts

      -- Since each of the Index Trusts are not actively managed, each Index Trust will generally reflect the performance of the index its attempts to track even in markets when this index does not perform well.

     Risks Applicable to the International Index Trust

      -- An investment in the International Index Trust involves risks similar to the risks of investing directly in the foreign securities in the MSCI EAFE Index. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Small Cap Index Trust

      -- An investment in the Small Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Russell 2000 Index which are primarily small and mid cap securities. The risks of investing in equity securities and the risks of investing in small and mid cap securities (small and medium companies) are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Mid Cap Index Trust

      -- An investment in the Mid Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Mid Cap Index. The risks of investing in equity securities and Mid Cap securities (medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the Total Stock Market Index Trust

      -- An investment in the Total Stock Market Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Wilshire 5000 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

     Risks Applicable to the 500 Index Trust

      -- An investment in the 500 Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance (A, B)

     The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

     The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for each Index Trust was as follows:


                             SMALL CAP INDEX TRUST



[BAR CHART]


--------------------------------------------------------------------------------

         1.5%      -21.5%
         2001       2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Small Cap Index Trust Series I                           -21.47%    -10.39%    05/01/2000
                     Series II                                       -19.95%    01/28/2002
 Russell 2000 Index                                       -20.48%     -9.51%

                           INTERNATIONAL INDEX TRUST



[BAR CHART]


--------------------------------------------------------------------------------

        -22.4%     -17.2%
         2001       2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 International Index Trust Series I                       -17.15%    -18.48%    05/01/2000
                       Series II                                     -13.35%     1/28/2002
 MSCI EAFE Index                                          -15.66%    -17.30%


                              MID CAP INDEX TRUST



[BAR CHART]


--------------------------------------------------------------------------------

        -1.7%      -15.2%
         2001       2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Mid Cap Index Trust Series I                             -15.16%     -4.14%    05/01/2000
                    Series II                                        -15.07%     1/28/2002
 S&P MidCap 400 Index                                     -14.51%     -3.64%


                         TOTAL STOCK MARKET INDEX TRUST



[BAR CHART]


--------------------------------------------------------------------------------

        -11.4%     -21.3%
         2001       2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 Total Stock Market Index Trust
   Series I                                               -21.29%    -16.03%    05/01/2000
   Series II                                                         -20.36%     1/28/2002
 Wilshire 5000 Index                                      -17.34%    -15.93%


                                500 INDEX TRUST



[BAR CHART]


--------------------------------------------------------------------------------

        -12.4%     -22.5%
         2001       2002

--------------------------------------------------------------------------------


                                                            One      Life of    Date First
                                                           Year     Portfolio   Available
 500 Index Trust Series I                                 -22.53%    -16.71%    05/01/2000
               Series II                                             -21.59%     1/28/2002
 S&P 500 Index                                            -22.10%    -16.29%

                                               HIGHEST QUARTERLY RETURN   QUARTER   LOWEST QUARTERLY RETURN   QUARTER
Small Cap Index                                         20.75%            12/2001           -21.83%           9/2002
International Index                                      6.03%            12/2001           -20.02%           9/2002
Mid Cap Index                                           17.71%            12/2001           -16.75%           9/2002
Total Stock Market Index                                12.15%            12/2001           -16.74%           9/2002
500 Index                                               10.56%            12/2001           -17.43%           9/2002


(14)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee.


(B)Since May 2000, certain expenses of each of the Index Trusts (except the 500 Index Trust) were reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

     MFC Global (U.S.A.) manages each Lifestyle Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn $146.2 billion) as of December 31, 2002.

     The Portfolio Managers are:

      -- Martin Ayow (since May, 2000). Mr. Ayow joined MFC Global in 2000. He has been managing and hedging fixed income and equity exposures for Manulife Financial using financial derivatives since 1994. Prior to joining Manulife Financial, he was Senior Treasury Officer at the Ontario Hydro Treasury Division. He is a Chartered Financial Analyst.

      -- Ram Brahmachari (since December, 2000). Mr. Brahmachari joined MFC Global in 2000. He is a senior analyst on the team responsible for the management of the equity index portfolios at Manulife Financial. Prior to joining Manulife, was employed as an analyst at Nortel.

                          ADDITIONAL INFORMATION ABOUT

                          THE PORTFOLIOS' INVESTMENTS

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

     The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

NON-DIVERSIFIED PORTFOLIOS

     Definition of Non-Diversified. Any portfolio that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the portfolio's own investment restrictions and the diversification requirements of the Internal Revenue Code (the "Code"). In contrast, a diversified portfolio may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

     Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

EQUITY SECURITIES

     Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED INCOME SECURITIES

     Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

     Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

     Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

     Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES

     Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General Risks

      -- Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

      -- Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

      -- Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

      -- Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed Income Securities
     Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed Income
Securities
     Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

      -- Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

      -- Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

      -- Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

      -- Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

      -- Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

      -- Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

     The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

      -- Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money.

      -- Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the portfolio from selling its investment and taking the money out of the country.

      -- Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

      -- Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

      -- Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

      -- Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

     Certain of the portfolios may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

EXCHANGE TRADED FUNDS (ETFS)

     These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

STRIPPED SECURITIES

     Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the portfolio and not the purchase of shares of the portfolio.

     Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

     When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

     When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

     The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

     Collateralized Mortgage Obligations. The portfolio may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

     Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

     Investing in securities of companies in the real estate industry subjects a portfolio to the risks associated with the direct ownership of real estate. These risks include:

 --   Declines in the value of real estate;      --   Change in zoning laws;
 --   Risks related to general and local         --   Losses due to costs resulting from the
      economic conditions;                       clean-up of environmental problems;
 --   Possible lack of availability of mortgage  --   Liability to third parties for damages
funds;                                           resulting from environmental problems;
 --   Overbuilding;                              --   Casualty or condemnation losses;
 --   Extended vacancies of properties;          --   Limitations on rents;
 --   Increased competition;                     --   Changes in neighborhood values and the
 --   Increases in property taxes and operating  appeal of properties to tenants; and
expenses;                                        --   Changes in interest rates.

     Therefore, for a portfolio investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the portfolio's shares may change at different rates compared to the value of shares of a portfolio with investments in a mix of different industries.

     Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with invests in these companies.

INDUSTRY OR SECTOR INVESTING

     When a portfolio's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a portfolio which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

     Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any portfolio that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other portfolios that invest primarily in small company securities.

     Financial Services Industry. A portfolio investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

     Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

     Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

     Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

     Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

     Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

                               ------------------

     Additional risks of investing in the types of securities mentioned above are contained in the Statement of Additional Information.

ADDITIONAL INVESTMENT POLICIES

     Subject to certain restrictions, each of the portfolios of the Trust may use the following investment strategies and purchase the following types of securities.

LENDING OF PORTFOLIO SECURITIES

     Each portfolio may lend its securities so long as such loans do not represent more than 33 1/3% of a portfolio's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

     In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its record liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

U.S. GOVERNMENT SECURITIES

     Certain of the portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt.

REPURCHASE AGREEMENTS

     Each of the portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

REVERSE REPURCHASE AGREEMENTS

     Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio will maintain on its records liquid assets such as cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

FOREIGN REPURCHASE AGREEMENTS

     Certain Trust portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

MORTGAGE DOLLAR ROLLS

     Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

     At the time a portfolio enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash, U.S. Government Securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

WARRANTS

     Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

ILLIQUID SECURITIES

     Each portfolio of the Trust is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

     Unless otherwise explicitly prohibited in the description of a portfolio, each of the portfolios may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

SHORT SALES

     Certain of the portfolios may make short sales of securities. This means a portfolio may sell a security that it does not own in anticipation of a decline in the market value of the security. The portfolio generally borrows the security to deliver to the buyer in a short sale. The portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The portfolio must pay the lender interest on the security it borrows, and the portfolio will lose money if the price of the security increases between the time of the short sale and the date when the portfolio replaces the borrowed security. Certain of the portfolios may also make short sales "against the box." In a short sale against the box, at the time of sale, the portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

     Until a portfolio closes its short position or replaces a borrowed security, the portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

LOAN PARTICIPATIONS

     Certain of the portfolios may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

                               ------------------

     These investment strategies and securities are described further in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

     Individual portfolios may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

      -- exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,
      --   financial futures contracts (including stock index futures),
      --   interest rate transactions*, and
      --   currency transactions**

Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolio.

* A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars.

**A portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     Hedging and Other Strategic Transactions may be used for the following purposes:

      -- to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations,
      -- to protect a portfolio's unrealized gains in the value of its securities,
      -- to facilitate the sale of a portfolio's securities for investment purposes,
      -- to manage the effective maturity or duration of a portfolio's securities or
      --   to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.
      --   to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its Subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a Subadviser will only use Hedging and Other Strategic Transactions in a portfolio primarily for hedging purposes or to gain exposure to a particular securities market., if the transaction is not successful it could result in a loss to the portfolio. These transactions may also increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

                            MANAGEMENT OF THE TRUST

ADVISORY ARRANGEMENTS

     Manufacturers Securities Services, LLC (the "Adviser") is the adviser to the Trust. The Adviser is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The Adviser administers the business and affairs of the Trust. The Adviser also selects, contracts with and compensates Subadvisers to manage the investment and reinvestment of the assets of all portfolios of the Trust. The Adviser does not itself manage any of the Trust portfolio assets but has ultimate responsibility to oversee the Subadvisers. In this connection, the Adviser (i) monitors the compliance of the Subadvisers with the investment objectives and related policies of each portfolio, (ii) reviews the performance of the Subadvisers and (iii) reports periodically on such performance to the Trustees of the Trust.

     The Trust has received an order from the SEC permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a Subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders. Currently, Manufacturers Adviser Corporation is an Affiliated Subadviser.

     As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

     The following table presents a schedule of the management fees each portfolio currently is obligated to pay the Adviser as a percentage of average annual net assets.

                                                                              BETWEEN
                                                            BETWEEN         $200 MILLION        BETWEEN
                                           FIRST        $50 MILLION AND       AND $500        $500 MILLION      EXCESS OVER
PORTFOLIO                               $50 MILLION       $200 MILLION        MILLION        AND $1 BILLION     $1 BILLION
---------                               -----------     ---------------     ------------     --------------     -----------
Pacific Rim Emerging Markets Trust....     0.700%            0.700%            0.700%            0.600%            0.600%
Science & Technology Trust............     0.950%            0.950%            0.950%            0.900%            0.900%
International Small Cap Trust.........     0.950%            0.950%            0.850%            0.750%            0.750%
Health Sciences Trust.................     0.950%            0.950%            0.950%            0.900%            0.900%
Aggressive Growth Trust...............     0.850%            0.850%            0.850%            0.800%            0.800%
Emerging Small Company Trust..........     0.900%            0.900%            0.900%            0.870%            0.850%
Small Company Blend...................     0.900%            0.900%            0.900%            0.900%            0.900%
Dynamic Growth Trust..................     0.850%            0.850%            0.850%            0.800%            0.800%
Mid Cap Stock Trust...................     0.775%            0.775%            0.750%            0.725%            0.725%
All Cap Growth Trust..................     0.800%            0.800%            0.800%            0.750%            0.750%
Overseas Trust........................     0.800%            0.800%            0.800%            0.800%            0.800%
International Stock Trust.............     0.850%            0.850%            0.850%            0.800%            0.800%
International Value Trust.............     0.850%            0.850%            0.750%            0.700%            0.700%
Strategic Opportunities Trust.........     0.700%            0.700%            0.700%            0.700%            0.700%
Quantitative Mid Cap Trust............     0.650%            0.650%            0.550%            0.550%            0.550%
All Cap Core Trust (formerly Growth
  Trust)..............................     0.700%            0.700%            0.700%            0.650%            0.650%
Quantitative Equity Trust.............     0.600%            0.600%            0.600%            0.550%            0.500%
Blue Chip Growth Trust................     0.725%            0.725%            0.725%            0.725%            0.700%
Real Estate Securities Trust..........     0.600%            0.600%            0.600%            0.600%            0.600%
Small Company Value Trust.............     0.900%            0.900%            0.900%            0.900%            0.900%
Mid Cap Value Trust...................     0.800%            0.800%            0.750%            0.725%            0.725%
Value Trust...........................     0.650%            0.650%            0.625%            0.550%            0.550%
Equity Index..........................     0.250%            0.250%            0.250%            0.250%            0.250%
Tactical Allocation Trust.............     0.750%            0.750%            0.750%            0.700%            0.700%
Growth & Income Trust.................     0.600%            0.600%            0.600%            0.550%            0.500%
U.S. Large Cap Value Trust............     0.725%            0.725%            0.725%            0.725%            0.700%
Equity-Income Trust...................     0.725%            0.725%            0.725%            0.725%            0.700%
Income & Value Trust..................     0.650%            0.650%            0.650%            0.650%            0.650%
Balanced Trust........................     0.600%            0.550%            0.500%            0.500%            0.500%
High Yield Trust......................     0.625%            0.625%            0.625%            0.550%            0.550%
Strategic Bond Trust..................     0.625%            0.625%            0.625%            0.550%            0.550%
Global Bond Trust.....................     0.600%            0.600%            0.600%            0.600%            0.600%
Total Return Trust....................     0.600%            0.600%            0.600%            0.600%            0.600%
Investment Quality Bond Trust.........     0.500%            0.500%            0.500%            0.450%            0.450%
Diversified Bond Trust................     0.600%            0.600%            0.600%            0.600%            0.600%
U.S. Government Securities Trust......     0.550%            0.550%            0.550%            0.450%            0.450%
Money Market Trust....................     0.350%            0.350%            0.350%            0.350%            0.350%
Small Cap Index Trust.................     0.375%            0.375%            0.375%            0.375%            0.375%
International Index Trust.............     0.400%            0.400%            0.400%            0.400%            0.400%
Mid Cap Index Trust...................     0.375%            0.375%            0.375%            0.375%            0.375%
Total Stock Market Trust..............     0.375%            0.375%            0.375%            0.375%            0.375%

                                                                              BETWEEN
                                                            BETWEEN         $200 MILLION        BETWEEN
                                           FIRST        $50 MILLION AND       AND $500        $500 MILLION      EXCESS OVER
PORTFOLIO                               $50 MILLION       $200 MILLION        MILLION        AND $1 BILLION     $1 BILLION
---------                               -----------     ---------------     ------------     --------------     -----------
Index Trust...........................     0.375%            0.375%            0.375%            0.375%            0.375%
Small-Mid Cap Trust...................     0.950%            0.950%            0.950%            0.950%            0.950%

                                                                              BETWEEN
                                                            BETWEEN         $250 MILLION        BETWEEN
                                           FIRST        $50 MILLION AND       AND $500        $500 MILLION      EXCESS OVER
PORTFOLIO                               $50 MILLION       $250 MILLION        MILLION        AND $1 BILLION     $1 BILLION
---------                               -----------     ---------------     ------------     --------------     -----------
International Equity Select Trust.....     0.900%            0.900%            0.850%            0.800%            0.800%
Global Equity Select Trust............     0.900%            0.900%            0.850%            0.800%            0.800%
Financial Services Trust..............     0.800%            0.750%            0.750%            0.700%            0.700%
Fundamental Value Trust...............     0.800%            0.750%            0.750%            0.700%            0.700%
All Cap Value Trust...................     0.750%            0.750%            0.700%            0.650%            0.650%

                                                                                                                   BETWEEN
                                                                                 BETWEEN          BETWEEN           $500
                                                                               $100 MILLION     $200 MILLION       MILLION
                                                                                   AND            AND $500         AND $1
                                         PORTFOLIO       FIRST $100 MILLION    $200 MILLION       MILLION          BILLION
                                         ---------       ------------------    ------------    --------------      -------
Select Growth Trust....................     0.800%              0.750%            0.750%           0.750%           0.750%
Core Value Trust.......................     0.800%              0.750%            0.750%           0.750%           0.750%
Small-Mid Cap Growth Trust.............     0.800%              0.750%            0.750%           0.750%           0.750%
Lifestyle Aggressive 1000 Trust........     0.075%              0.050%            0.050%           0.050%           0.050%
Lifestyle Growth 820 Trust.............     0.075%              0.050%            0.050%           0.050%           0.050%
Lifestyle Balanced 640 Trust...........     0.075%              0.050%            0.050%           0.050%           0.050%
Lifestyle Moderate 460 Trust...........     0.075%              0.050%            0.050%           0.050%           0.050%
Lifestyle Conservative 280 Trust.......     0.075%              0.050%            0.050%           0.050%           0.050%

                                                                              BETWEEN
                                                            BETWEEN         $100 MILLION
                                           FIRST        $50 MILLION AND       AND $250        EXCESS OVER
PORTFOLIO                               $50 MILLION       $100 MILLION        MILLION         $250 MILLION
---------                               -----------     ---------------     ------------      ------------
High Grade Bond Trust.................     0.600%            0.550%            0.500%            0.450%

                                         FIRST $300       EXCESS OVER
PORTFOLIO                                 MILLION         $300 MILLION
---------                                ----------       ------------
Capital Appreciation Trust............     0.750%            0.700%

                                           FIRST          EXCESS OVER
PORTFOLIO                                $1 BILLION        $1 BILLION
---------                                ----------       -----------
Global Equity Trust...................     0.750%            0.700%

                                         FIRST $750       EXCESS OVER
PORTFOLIO                                 MILLION         $750 MILLION
---------                               ------------      ------------
Large Cap Growth Trust................     0.750%            0.700%

                                                                            BETWEEN $600
                                                            BETWEEN           MILLION           BETWEEN
                                           FIRST        $300 MILLION AND      AND $900        $900 MILLION      EXCESS OVER
PORTFOLIO                               $300 MILLION      $600 MILLION        MILLION       AND $1.5 BILLION    $1.5 BILLION
---------                               ------------    ----------------    ------------    ----------------    ------------
Strategic Growth Trust................     0.750%            0.725%            0.700%            0.675%            0.600%
Capital Opportunities Trust...........     0.750%            0.725%            0.700%            0.675%            0.600%
Utilities Trust.......................     0.750%            0.725%            0.700%            0.675%            0.600%

                                                                              BETWEEN
                                                            BETWEEN         $200 MILLION        BETWEEN
                                           FIRST        $50 MILLION AND       AND $500        $500 MILLION      EXCESS OVER
PORTFOLIO                               $50 MILLION       $200 MILLION        MILLION        AND $1 BILLION     $1 BILLION
---------                               -----------     ---------------     ------------     --------------     -----------
Natural Resources Trust...............     0.950%            0.900%            0.900%            0.900%            0.900%
Real Return BondTrust.................     0.600%            0.600%            0.600%            0.600%            0.600%
Special ValueTrust....................     0.900%            0.900%            0.900%            0.850%            0.850%
Small Cap OpportunitiesTrust..........     0.900%            0.900%            0.900%            0.850%            0.850%
Emerging Growth Trust.................     0.700%            0.700%            0.700%            0.700%            0.700%
Quantitative All Cap Trust............     0.650%            0.600%            0.600%            0.600%            0.600%

                                                                              BETWEEN           BETWEEN
                                                            BETWEEN         $50 MILLION       $200 MILLION
                                           FIRST        $10 MILLION AND       AND $200          AND $500        EXCESS OVER
PORTFOLIO                               $10 MILLION       $50 MILLION         MILLION           MILLION         $500 MILLION
---------                               -----------     ---------------     -----------       ------------      ------------
Mid Cap Core Trust....................     0.850%            0.800%            0.775%            0.750%            0.725%

                                                                              BETWEEN
                                                            BETWEEN         $300 MILLION
                                           FIRST        $100 MILLION AND      AND $500        EXCESS OVER
PORTFOLIO                               $100 MILLION      $300 MILLION        MILLION         $500 MILLION
---------                               ------------    ----------------    ------------      ------------
Large Cap Value Trust.................     0.750%            0.750%            0.725%            0.700%

     The following table presents the investment advisory fee paid by each portfolio of the Trust for the year ended December 31, 2002.

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
Pacific Rim Emerging Markets Trust..........................      $    416,583
Science & Technology Trust..................................         4,665,496
International Small Cap Trust...............................         1,256,297
Health Sciences Trust.......................................           656,558
Aggressive Growth Trust.....................................         2,266,076
Emerging Small Company Trust................................         3,336,408
Small Company Blend Trust...................................         1,494,287
Dynamic Growth Trust........................................           948,024
Mid Cap Stock Trust.........................................         1,278,522
All Cap Growth Trust........................................         4,069,913
Financial Services..........................................           322,434
Overseas Trust..............................................         3,200,426
International Stock Trust...................................         2,300,890
International Value Trust...................................         2,139,146
Capital Appreciation Trust..................................           445,057
Strategic Opportunities Trust...............................         5,384,080
Quantitative Mid Cap Trust..................................           593,460
Global Equity Trust.........................................         3,315,325
Strategic Growth Trust......................................           829,861
All Cap Core Trust (formerly, Growth Trust).................         2,742,752
Large Cap Growth Trust......................................         3,423,377
All Cap Value Trust.........................................           263,705
Capital Opportunities Trust.................................           294,657
Quantitative Equity Trust...................................         2,089,973
Blue Chip Growth Trust......................................         9,826,268
Utilities Trust.............................................           164,770
Real Estate Securities Trust................................         1,851,450
Small Company Value Trust...................................         2,957,847

                                                                ADVISORY FEE AS A
PORTFOLIO                                                         DOLLAR AMOUNT
---------                                                       -----------------
Mid Cap Value Trust.........................................         1,457,860
Value Trust.................................................         2,118,815
Equity Index Trust..........................................           224,244
Tactical Allocation Trust...................................           539,276
Fundamental Value Trust.....................................         1,374,382
Growth & Income Trust.......................................        10,344,977
U.S. Large Cap Value Trust..................................         3,733,512
Equity-Income Trust.........................................         8,247,458
Income & Value Trust........................................         3,319,917
Balanced Trust..............................................           878,703
High Yield Trust............................................         2,233,481
Strategic Bond Trust........................................         2,094,467
Global Bond Trust...........................................           822,503
Total Return Trust..........................................         6,101,938
Investment Quality Bond Trust...............................         2,261,282
Diversified Bond Trust......................................         1,986,097
U.S. Government Securities Trust............................         3,682,285
Money Market Trust..........................................         5,570,401
Small Cap Index Trust.......................................           226,496
International Index Trust...................................           213,457
Mid Cap Index Trust.........................................           333,250
Total Stock Market Index Trust..............................           257,467
500 Index Trust.............................................         2,771,998
Lifestyle Aggressive 1000 Trust.............................           124,563
Lifestyle Growth 820 Trust..................................           427,852
Lifestyle Balanced 640 Trust................................           461,188
Lifestyle Moderate 460 Trust................................           183,153
Lifestyle Conservative 280 Trust............................           140,649
Small-Mid Cap Growth Trust..................................            17,743
Small-Mid Cap Trust.........................................            92,013
International Equity Select Trust...........................            73,387
Select Growth Trust.........................................            19,368
Global Equity Select Trust..................................            24,651
Core Value Trust............................................            21,594
High Grade Bond Trust.......................................            69,790
Total for all Portfolios....................................      $126,026,937

Advisory Fee Waiver
     The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, Blue Chip Growth Trust and Equity-Income Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

COMBINED ASSET LEVELS                                              FEE REDUCTION
---------------------                                           -------------------
                                                                (AS A PERCENTAGE OF
                                                                 THE ADVISORY FEE)
First $750 million..........................................           0.00%
Between $750 million and $1.5 billion.......................            5.0%
Between $1.5 billion and $3.0 billion.......................            7.5%
Over $3.0 billion...........................................             10%

     The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the Adviser.

Expense Reimbursement.
     All Portfolios Except the Lifestyle Trusts. Advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net assets of the portfolio:

     - 0.10% in the case of the Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust
     - 0.15% in the case of the Equity Index Trust, International Equity Select Trust, Global Equity Select Trust
     - 0.050% in the case of the International Index Trust and the 500 Index Trust,

     - 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and the Total Stock Market Index Trust,
     - 0.75% in the case of the International Small Cap, Global Equity, Global Bond, International Value, Overseas, International Stock and Pacific Rim Emerging Markets Trusts,
     -  0.50% in the case of all other portfolios except the Lifestyle Trusts.

     Lifestyle Trusts. If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

     These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense reimbursements may be terminated at any time.

SUBADVISORY ARRANGEMENTS

     Under the terms of each of the Subadvisory Agreements, the Subadviser manages the assets of the assigned portfolios, subject to the supervision of the Adviser and the Trustees of the Trust. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each Subadviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES


     The Trust may issue three classes of shares, Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) and Series III (also referred to as "Class R shares"). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights. Series III shares are not described in this prospectus.


RULE 12B-1 PLANS OF EACH CLASS

     Series I shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of .15% of Series I share average daily net assets.

     Series II shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets.


     Rule 12b-1 fees will be paid to the Trust's Distributor, Manufacturers Financial Securities LLC, or any successor thereto.


     To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

          (i) for any expenses relating to the distribution of the shares of the class,

          (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

          (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

     Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

     Rule 12b-1 fees are paid out of a portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a portfolio and may, over time, be greater than other types of sales charges.

                              GENERAL INFORMATION

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

     The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

     Because the Trust complies with the ownership restrictions of Treas. Reg.
Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

     If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

      -- would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and
      -- the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

     In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

FOREIGN INVESTMENTS

     Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST

     For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.
                               ------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the Statement of Additional Information for additional information on taxes.

DIVIDENDS

     The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

     Shares of each portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. The Trust sells its shares directly without the use of any underwriter. Shares of each portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

      -- trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;
      -- an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or
      -- the SEC by order so permits for the protection of security holders of the Trust.

Calculation of Net Asset Value
     The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

          (i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio,

          (ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or

          (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset values per share of all portfolios, except the Money Market Trust, are computed by:

          (i) adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds,

          (ii) subtracting all its liabilities, and

          (iii) dividing the result by the total number of shares outstanding of that portfolio at such time.

Securities held by each of the portfolios, except securities held by the Money Market and Lifestyle Trusts and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees or their designee although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

     All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis. Underlying Portfolio shares held by the Lifestyle Trust are valued at their net asset value.

     Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the Trustees or their designee. Fair value pricing in these circumstances will help ensure that shareholders buying and selling shares on this date receive a price that accurately reflects the value of the securities as of the close of the New York Stock Exchange as opposed to a price that reflects values of securities which are no longer accurate. Fair value pricing in these circumstances will also help ensure that aggressive traders are not able to purchase shares of a portfolio at a deflated price that reflects stale security valuations and then immediately sell these shares at a gain.

PURCHASERS OF SHARES OF THE TRUST

     Shares of the Trust may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans ("Qualified Plans"). Due to differences in tax treatments and other considerations, the interests of various contract owners participating in the Trust and the interests of Qualified Plans investing the Trust may conflict. The Board of Trustees of the Trust will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table included with each portfolio description is intended to help investors understand the financial performance of the portfolio for the past five years (or since inception in the case of a portfolio in operation for less than five years. Certain information reflects financial results for a single share of a Trust portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Trust portfolio (assuming reinvestment of all dividends and distributions). The financial statements of the Trust as of December 31, 2002, have been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP is included, along with the Trust's financial statements, in the Trust's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

     The performance information included in the "Financial Highlights" does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                          SMALL-MID CAP GROWTH TRUST
                                          ---------------------------
                                              YEAR       07/16/2001*
                                             ENDED            TO
                                          12/31/2002--   12/31/2001--
                                          ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  11.13       $  12.50
Income from investment operations:
----------------------------------
        Net investment loss                    (0.03)         (0.01)
        Net realized and unrealized loss
        on investments and foreign
        currency transactions                  (3.79)         (1.36)
                                            --------       --------
        Total from investment operations       (3.82)         (1.37)
                                            --------       --------
NET ASSET VALUE, END OF PERIOD              $   7.31       $  11.13
                                            ========       ========
        TOTAL RETURN(B)                       (34.32%)       (10.96%)+
Net assets, end of period (000's)             $1,848         $2,678
Ratio of expenses to average net assets         3.93%          3.18%(A)
Ratio of expenses to average net assets
after expense reductions                        1.05%          1.05%(A)
Ratio of net investment loss to average
net assets                                     (0.37%)        (0.29%)(A)
Portfolio turnover rate                          226%           194%(A)

--------------------------------------------------------------------------------


                                                                         SMALL-MID CAP TRUST
                                                              ------------------------------------------
                                                                       SERIES I              SERIES II
                                                              ---------------------------   ------------
                                                               YEAR ENDED    07/16/2001*    11/25/2002*
                                                              DECEMBER 31,        TO             TO
                                                                 2002--      12/31/2001--   12/31/2002--
                                                              ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  11.95       $  12.50       $  10.28
Income from investment operations:
----------------------------------
        Net investment income (loss)                               (0.01)           - #            - #
        Net realized and unrealized loss on investments and
       foreign currency transactions                               (2.09)         (0.55)         (0.43)
                                                                --------       --------       --------
        Total from investment operations                           (2.10)         (0.55)         (0.43)
                                                                --------       --------       --------
Less distributions:
-------------------
        Dividends from net investment income                         - #            - #              -
                                                                --------       --------       --------
        Total distributions                                            -              -              -
                                                                --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                  $   9.85       $  11.95       $   9.85
                                                                ========       ========       ========
        TOTAL RETURN(C)                                           (17.57%)        (4.40%)+       (4.18%)+
Net assets, end of period (000's)                                $63,945         $2,890        $10,849
Ratio of expenses to average net assets                             1.83%          3.09%(A)       2.03%(A)
Ratio of expenses to average net assets after expense
reductions                                                          1.20%          1.20%(A)       1.40%(A)
Ratio of net investment income (loss) to average net assets        (0.09%)         0.01%(A)      (0.18%)(A)
Portfolio turnover rate                                                6%            33%(A)          6%(A)


--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
#    Amount is less than $.01 per share.
+    Not Annualized
(A)  Annualized

(B) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 would have been lower, had operating expenses not been reduced.


(C) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                  INTERNATIONAL EQUITY SELECT TRUST
                                                              ------------------------------------------
                                                                       SERIES I              SERIES II
                                                              ---------------------------   ------------
                                                               YEAR ENDED    07/16/2001*    11/25/2002*
                                                              DECEMBER 31,        TO             TO
                                                                 2002--      12/31/2001--   12/31/2002--
                                                              ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  12.02       $  12.50       $  10.85
Income from investment operations:
----------------------------------
        Net investment income (loss)                               (0.02)            -#          (0.01)
        Net realized and unrealized loss on investments and
       foreign currency transactions                               (1.38)         (0.48)         (0.22)
                                                                --------       --------       --------
        Total from investment operations                           (1.40)         (0.48)         (0.23)
                                                                --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                  $  10.62       $  12.02       $  10.62
                                                                ========       ========       ========
        TOTAL RETURN(B)                                           (11.65%)        (3.84%)+       (2.12%)+
Net assets, end of period (000's)                                $49,507         $2,897         $8,266
Ratio of expenses to average net assets                             1.95%          3.27%(A)       2.15%(A)
Ratio of expenses to average net assets after expense
reductions                                                          1.20%          1.20%(A)       1.40%(A)
Ratio of net investment income (loss) to average net assets        (0.15%)         0.06%(A)       1.12%(A)
Portfolio turnover rate                                                5%             7%(A)          5%(A)

--------------------------------------------------------------------------------


                                                                  SELECT GROWTH TRUST
                                                              ---------------------------
                                                               YEAR ENDED    07/16/2001*
                                                              DECEMBER 31,        TO
                                                                 2002--      12/31/2001--
                                                              ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  11.88       $  12.50
Income from investment operations:
----------------------------------
        Net investment income (loss)                               (0.02)            -#
        Net realized and unrealized loss on investments and
       foreign currency transactions                               (3.62)         (0.62)
                                                                --------       --------
        Total from investment operations                           (3.64)         (0.62)
                                                                --------       --------
Less distributions:
-------------------
        Dividends from net investment income                          -#              -
                                                                --------       --------
        Total distributions                                            -              -
                                                                --------       --------
NET ASSET VALUE, END OF PERIOD                                  $   8.24       $  11.88
                                                                ========       ========
        TOTAL RETURN(C)                                           (30.64%)        (4.96%)+
Net assets, end of period (000's)                                 $2,170         $2,883
Ratio of expenses to average net assets                             3.72%          3.05%(A)
Ratio of expenses to average net assets after expense
reductions                                                          1.05%          1.05%(A)
Ratio of net investment income (loss) to average net assets        (0.20%)         0.01%(A)
Portfolio turnover rate                                               49%            54%(A)


--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
#    Amount is less than $.01 per share.
+    Not Annualized
(A)  Annualized

(B) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.


(C) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                 GLOBAL EQUITY SELECT
                                                                         TRUST
                                                              ---------------------------
                                                                  YEAR
                                                                 ENDED       07/16/2001*
                                                              DECEMBER 31,        TO
                                                                 2002--      12/31/2001--
                                                              ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  12.20       $  12.50
Income from investment operations:
----------------------------------
        Net investment income                                       0.12           0.02
        Net realized and unrealized loss on investments and
        foreign currency transactions                              (1.78)         (0.32)
                                                                --------       --------
        Total from investment operations                           (1.66)         (0.30)
                                                                --------       --------
Less distributions:
-------------------
        Dividends from net investment income                       (0.12)             -
                                                                --------       --------
        Total distributions                                        (0.12)             -
                                                                --------       --------
NET ASSET VALUE, END OF PERIOD                                  $  10.42       $  12.20
                                                                ========       ========
        TOTAL RETURN(B)                                           (13.61%)        (2.40%)+
Net assets, end of period (000's)                                 $2,558         $2,940
Ratio of expenses to average net assets                             3.71%          3.19%(A)
Ratio of expenses to average net assets after expense
reductions                                                          1.20%          1.20%(A)
Ratio of net investment income (loss) to average net assets         1.07%          0.39%(A)
Portfolio turnover rate                                               18%             0%(A)

--------------------------------------------------------------------------------

                                                                                REAL ESTATE SECURITIES TRUST
                                                           ----------------------------------------------------------------------
                                                                                  SERIES I                            SERIES II
                                                           -------------------------------------------------------   ------------
                                                                          YEARS ENDED DECEMBER 31,                    1/28/2002*
                                                           -------------------------------------------------------        TO
                                                            2002--      2001--       2000--      1999       1998     12/31/2002--
                                                           --------   -----------   --------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  15.52    $  15.57     $  12.89   $  14.76   $  20.07     $  15.44
Income from investment operations:
----------------------------------
Net investment income                                          0.83        0.75         0.67       0.78       0.78         0.85
        Net realized and unrealized gain (loss) on
        investments and foreign currency transactions         (0.38)      (0.30)        2.53      (1.94)     (3.72)       (0.33)
                                                           --------    --------     --------   --------   --------     --------
        Total from investment operations                       0.45        0.45         3.20      (1.16)     (2.94)        0.52
                                                           --------    --------     --------   --------   --------     --------
Less distributions:
-------------------
        Dividends from net investment income                  (0.53)      (0.50)       (0.52)     (0.71)     (0.53)       (0.53)
        Distributions from capital gains                          -           -            -          -      (1.84)           -
                                                           --------    --------     --------   --------   --------     --------
        Total distributions                                   (0.53)      (0.50)       (0.52)     (0.71)     (2.37)       (0.53)
                                                           --------    --------     --------   --------   --------     --------
NET ASSET VALUE, END OF PERIOD                             $  15.44    $  15.52     $  15.57   $  12.89   $  14.76     $  15.43
                                                           ========    ========     ========   ========   ========     ========
        TOTAL RETURN                                           2.58%       3.15%       25.71%     (8.00%)   (16.44%)       3.05%+
Net assets, end of period (000's)                          $303,070    $220,919     $257,641   $196,756   $161,832      $48,749
Ratio of expenses to average net assets                        0.84%       0.83%        0.76%      0.77%      0.76%        1.04%(A)
Ratio of net investment income to average net assets           5.28%       4.96%        4.89%      5.88%      5.57%        6.03%(A)
Portfolio turnover rate                                          74%        116%         147%       201%       122%          74%(A)

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
+    Not Annualized
(A)  Annualized

(B) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                   CORE VALUE TRUST
                                                              ---------------------------
                                                                  YEAR
                                                                 ENDED       07/16/2001*
                                                              DECEMBER 31,        TO
                                                                 2002--      12/31/2001--
                                                              ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  11.87       $  12.50
Income from investment operations:
----------------------------------
        Net investment income                                       0.05           0.03
        Net realized and unrealized loss on investments and
        foreign currency transactions                              (2.52)         (0.63)
                                                                --------       --------
        Total from investment operations                           (2.47)         (0.60)
                                                                --------       --------
Less distributions:
-------------------
        Dividends from net investment income                       (0.05)         (0.03)
                                                                --------       --------
        Total distributions                                        (0.05)         (0.03)
                                                                --------       --------
NET ASSET VALUE, END OF PERIOD                                  $   9.35       $  11.87
                                                                ========       ========
        TOTAL RETURN(C)                                           (20.82%)        (4.81%)+
Net assets, end of period (000's)                                 $2,491         $2,906
Ratio of expenses to average net assets                             3.53%          3.10%(A)
Ratio of expenses to average net assets after expense
reductions                                                          1.05%          1.05%(A)
Ratio of net investment income to average net assets                0.45%          0.58%(A)
Portfolio turnover rate                                               51%            35%(A)

--------------------------------------------------------------------------------

                                                                        HIGH GRADE BOND TRUST
                                                              ------------------------------------------
                                                                       SERIES I              SERIES II
                                                              ---------------------------   ------------
                                                               YEAR ENDED    07/16/2001*    11/25/2002*
                                                              DECEMBER 31,        TO             TO
                                                                 2002--      12/31/2001--   12/31/2002--
                                                              ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  12.48       $  12.50       $  13.61
Income from investment operations:
----------------------------------
        Net investment income                                       0.48           0.26           0.04
        Net realized and unrealized gain on investments and
        foreign currency transactions                               0.90           0.14           0.20
                                                                --------       --------       --------
        Total from investment operations                            1.38           0.40           0.24
                                                                --------       --------       --------
Less distributions:
-------------------
        Dividends from net investment income                       (0.07)         (0.26)         (0.06)
        Distributions from capital gains                           (0.02)         (0.16)         (0.02)
                                                                --------       --------       --------
        Total distributions                                        (0.09)         (0.42)         (0.08)
                                                                --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                  $  13.77       $  12.48       $  13.77
                                                                ========       ========       ========
        TOTAL RETURN(B)                                            11.01%          3.21%+         1.77%+
Net assets, end of period (000's)                                $77,953         $3,254        $14,653
Ratio of expenses to average net assets                             1.44%          2.72%(A)       1.64%(A)
Ratio of expenses to average net assets after expense
reductions                                                          0.85%          0.85%(A)       1.05%(A)
Ratio of net investment income to average net assets                3.65%          4.44%(A)       3.37%(A)
Portfolio turnover rate                                              290%           353%(A)        290%(A)

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations
+    Not Annualized
(A)  Annualized

(B) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.


(C) The total return for the year ended December 31, 2002 and for the period ended December 31, 2001 would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                      MONEY MARKET TRUST
                                                              -------------------------------------------------------------------
                                                                                    SERIES I                          SERIES II
                                                              ----------------------------------------------------   ------------
                                                                            YEARS ENDED DECEMBER 31,                  1/28/2002*
                                                              ----------------------------------------------------        TO
                                                               2002--     2001--     2000--      1999       1998     12/31/2002--
                                                              --------   --------   --------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  10.00   $  10.00   $  10.00   $  10.00   $  10.00     $ 10.00
Income from investment operations:
----------------------------------
        Net investment income                                     0.12       0.34       0.57       0.45       0.50        0.08
Less distributions:
-------------------
        Dividends from net investment income                     (0.12)     (0.34)     (0.57)     (0.45)     (0.50)      (0.08)
                                                              --------   --------   --------   --------   --------     -------
NET ASSET VALUE, END OF PERIOD                                $  10.00   $  10.00   $  10.00   $  10.00   $  10.00     $ 10.00
                                                              ========   ========   ========   ========   ========     =======
        TOTAL RETURN                                              1.18%      3.59%      5.88%      4.60%      5.03%       0.89%+
Net assets, end of period (000's)                             $1,415,874 $1,484,694 $950,155   $1,084,859 $609,837    $201,613
Ratio of expenses to average net assets                           0.55%      0.55%      0.54%      0.55%      0.55%       0.75%(A)
Ratio of net investment income to average net assets              1.17%      3.38%      5.71%      4.54%      4.94%       0.91%(A)

--------------------------------------------------------------------------------

                                                                             SMALL CAP INDEX TRUST
                                                               -------------------------------------------------
                                                                            SERIES I                 SERIES II
                                                               ----------------------------------   ------------
                                                                   YEARS ENDED
                                                                  DECEMBER 31,        5/1/2000*      1/28/2002*
                                                               -------------------        TO             TO
                                                                2002--     2001--    12/31/2000--   12/31/2002--
                                                               --------   --------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $  11.28   $  11.29     $ 12.50        $ 11.07
Income from investment operations:
----------------------------------
        Net investment income                                      0.10       0.20        0.46           0.07
        Net realized and unrealized loss on investments and
        foreign currency transactions                             (2.52)     (0.03)      (1.26)         (2.28)
                                                               --------   --------     -------        -------
        Total from investment operations                          (2.42)      0.17       (0.80)         (2.21)
                                                               --------   --------     -------        -------
Less distributions:
-------------------
        Dividends from net investment income                      (0.08)     (0.18)      (0.41)         (0.08)
                                                               --------   --------     -------        -------
NET ASSET VALUE, END OF PERIOD                                 $   8.78   $  11.28     $ 11.29        $  8.78
                                                               ========   ========     =======        =======
        TOTAL RETURN(B)                                          (21.47%)     1.50%      (6.38%)+      (19.95%)+
Net assets, end of period (000's)                               $59,161    $50,280     $34,825         $9,714
Ratio of expenses to average net assets                            0.59%      0.60%       0.65%(A)       0.79%(A)
Ratio of expenses to average net assets after expense
reductions                                                         0.59%      0.60%       0.60%(A)       0.79%(A)
Ratio of net investment income to average net assets               1.05%      1.87%       5.63%(A)       0.87%(A)
Portfolio turnover rate                                              57%        32%          1%(A)         57%(A)

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations

#    Amount is less than $.01 per share.

+    Not Annualized
(A)  Annualized

(B) The total return for the period ended December 31, 2000 for Series I would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                          INTERNATIONAL INDEX TRUST
                                                              -------------------------------------------------
                                                                           SERIES I                 SERIES II
                                                              ----------------------------------   ------------
                                                                  YEARS ENDED
                                                                 DECEMBER 31,        5/1/2000*      1/28/2002*
                                                              -------------------        TO             TO
                                                               2002--     2001--    12/31/2000--   12/31/2002--
                                                              --------   --------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   8.52   $  11.11     $ 12.50        $  8.15
Income from investment operations:
----------------------------------
        Net investment income                                     0.12       0.12        0.09           0.05
        Net realized and unrealized loss on investments and
        foreign currency transactions                            (1.58)     (2.61)      (1.32)         (1.14)
                                                              --------   --------     -------        -------
        Total from investment operations                         (1.46)     (2.49)      (1.23)         (1.09)
                                                              --------   --------     -------        -------
Less distributions:
-------------------
        Dividends from net investment income                     (0.10)     (0.10)      (0.16)         (0.10)
                                                              --------   --------     -------        -------
NET ASSET VALUE, END OF PERIOD                                $   6.96   $   8.52     $ 11.11        $  6.96
                                                              ========   ========     =======        =======
        TOTAL RETURN(C)                                         (17.15%)   (22.41%)     (9.84%)+      (13.35%)+
Net assets, end of period (000's)                              $50,675    $49,673     $49,180         $5,338
Ratio of expenses to average net assets                           0.62%      0.62%       0.65%(A)       0.82%(A)
Ratio of expenses to average net assets after expense
reductions                                                        0.60%      0.60%       0.60%(A)       0.80%(A)
Ratio of net investment income to average net assets              1.57%      1.25%       1.17%(A)       0.81%(A)
Portfolio turnover rate                                              7%        12%          8%(A)          7%(A)

--------------------------------------------------------------------------------

                                                                             MID CAP INDEX TRUST
                                                              -------------------------------------------------
                                                                           SERIES I                 SERIES II
                                                              ----------------------------------   ------------
                                                                  YEARS ENDED
                                                                 DECEMBER 31,        5/1/2000*      1/28/2002*
                                                              -------------------        TO             TO
                                                               2002--     2001--    12/31/2000--   12/31/2002--
                                                              --------   --------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $  12.82   $  13.11     $ 12.50        $ 12.80
Income from investment operations:
----------------------------------
        Net investment income                                     0.07       0.11        0.10           0.05
        Net realized and unrealized gain (loss) on
        investments and foreign currency transactions            (2.01)     (0.32)       0.77          (1.98)
                                                              --------   --------     -------        -------
        Total from investment operations                         (1.94)     (0.21)       0.87          (1.93)
                                                              --------   --------     -------        -------
Less distributions:
-------------------
        Dividends from net investment income                     (0.06)     (0.08)      (0.08)         (0.06)
        Distributions from capital gains                             -          -       (0.18)             -
                                                              --------   --------     -------        -------
        Total distributions                                      (0.06)     (0.08)      (0.26)         (0.06)
                                                              --------   --------     -------        -------
NET ASSET VALUE, END OF PERIOD                                $  10.82   $  12.82     $ 13.11        $ 10.81
                                                              ========   ========     =======        =======
        TOTAL RETURN(B)                                         (15.16%)    (1.73%)      7.15%+       (15.07%)+
Net assets, end of period (000's)                              $87,282    $58,197     $32,007        $12,810
Ratio of expenses to average net assets                           0.58%      0.60%       0.69%(A)       0.78%(A)
Ratio of expenses to average net assets after expense
reductions                                                        0.58%      0.60%       0.60%(A)       0.78%(A)
Ratio of net investment income to average net assets              0.58%      0.85%       1.17%(A)       0.46%(A)
Portfolio turnover rate                                             20%        19%         49%(A)         20%(A)

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations

+    Not Annualized

(A)  Annualized
(B) The total return for the period ended December 31, 2000 for Series I would have been lower, had operating expenses not been reduced.
(C) The total return for the years ended 2002 and 2001 and the period ended December 31, 2000 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST


FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

--------------------------------------------------------------------------------

                                                                       TOTAL STOCK MARKET INDEX TRUST
                                                              -------------------------------------------------
                                                                           SERIES I                 SERIES II
                                                              ----------------------------------   ------------
                                                                  YEARS ENDED
                                                                 DECEMBER 31,        5/1/2000*      1/28/2002*
                                                              -------------------        TO             TO
                                                               2002--     2001--    12/31/2000--   12/31/2002--
                                                              --------   --------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   9.79   $  11.14     $ 12.50        $  9.67
Income from investment operations:
----------------------------------
        Net investment income                                     0.08       0.09        0.08           0.07
        Net realized and unrealized loss on investments and
        foreign currency transactions                            (2.16)     (1.36)      (1.33)         (2.04)
                                                              --------   --------     -------        -------
        Total from investment operations                         (2.08)     (1.27)      (1.25)         (1.97)
                                                              --------   --------     -------        -------
Less distributions:
-------------------
        Dividends from net investment income                     (0.08)     (0.08)      (0.06)         (0.08)
        Distributions from capital gains                             -          -       (0.05)             -
                                                              --------   --------     -------        -------
        Total distributions                                      (0.08)     (0.08)      (0.11)         (0.08)
                                                              --------   --------     -------        -------
NET ASSET VALUE, END OF PERIOD                                $   7.63   $   9.79     $ 11.14        $  7.62
                                                              ========   ========     =======        =======
        TOTAL RETURN(B)                                         (21.29%)   (11.41%)    (10.04%)+      (20.36%)+
Net assets, end of period (000's)                              $59,970    $73,657     $56,390         $6,163
Ratio of expenses to average net assets                           0.59%      0.59%       0.62%(A)       0.79%(A)
Ratio of expenses to average net assets after expense
reductions                                                        0.59%      0.59%       0.60%(A)       0.79%(A)
Ratio of net investment income to average net assets              0.96%      0.93%       0.93%(A)       0.98%(A)
Portfolio turnover rate                                              4%         5%         16%(A)          4%(A)

--------------------------------------------------------------------------------

                                                                           500 INDEX TRUST
                                                          -------------------------------------------------
                                                                       SERIES I                 SERIES II
                                                          ----------------------------------   ------------
                                                              YEARS ENDED
                                                             DECEMBER 31,        5/1/2000*      1/28/2002*
                                                          -------------------        TO             TO
                                                           2002--     2001--    12/31/2000--   12/31/2002--
                                                          --------   --------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $   9.81   $  11.28     $ 12.50        $  9.68
Income from investment operations:
----------------------------------
        Net investment income                                 0.09       0.09        0.09           0.08
        Net realized and unrealized loss on investments
        and foreign currency transactions                    (2.30)     (1.48)      (1.29)         (2.17)
                                                          --------   --------     -------        -------
        Total from investment operations                     (2.21)     (1.39)      (1.20)         (2.09)
                                                          --------   --------     -------        -------
Less distributions:
-------------------
        Dividends from net investment income                     -#     (0.08)      (0.02)             -#
                                                          --------   --------     -------        -------
        Total distributions                                      -      (0.08)      (0.02)             -
                                                          --------   --------     -------        -------
NET ASSET VALUE, END OF PERIOD                            $   7.60   $   9.81     $ 11.28        $  7.59
                                                          ========   ========     =======        =======
        TOTAL RETURN                                        (22.53%)   (12.37%)     (9.57%)+      (21.59%)+
Net assets, end of period (000's)                         $678,414   $772,559    $680,264        $38,267
Ratio of expenses to average net assets                       0.57%      0.57%       0.55%(A)       0.77%(A)
Ratio of net investment income to average net assets          1.05%      0.84%       1.08%(A)       1.12%(A)
Portfolio turnover rate                                          6%         1%          6%(A)          6%(A)

--   Net investment income has been calculated using the average shares method.
*    Commencement of operations

#    Amount is less than $.01 per share.

+    Not Annualized
(A)  Annualized
(B) The total return for the period ended December 31, 2000 for Series I would have been lower, had operating expenses not been reduced

ADDITIONAL INFORMATION

     Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

     Additional information about the Trust is also contained in the Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus. The annual and semi-annual reports, the Statement of Additional Information and other information about the Trust are available upon request and without charge by writing the Trust at 73 Tremont Street, Boston, MA 02108 or calling the Trust at (800) 344-1029. Shareholder inquiries should also be directed to this address and phone number.

     Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section in Washington D.C. 20549-0102.

       The Trust's Investment Company and 1933 Act File Numbers are 811-4146 and
                                                                         2-94157
                                                                   MIT.PRO5/2003

                  STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

                  Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies.
- Illiquid Securities".

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

         As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

         In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

         Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

                  Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies - Illiquid Securities".

         Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

         Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

         4. ASSET-BACKED SECURITIES

         The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

         Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's (in the case of the Strategic Bond Trust BBB or better by S&P or Baa or better by Moody's) or that the Subadviser believes are of comparable quality.

         As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

                  Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

         -   liquidity protection, and

         -   default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Some examples of credit support include:

         - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

         - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

         - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

         The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

         The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

         5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND
            BONDS

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

                  Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

                  Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

         6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

         7. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

         High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

         The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

         8. BRADY BONDS

         Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

         - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

         - bonds issued at a discount from face value (generally known as discount bonds),

         -   bonds bearing an interest rate which increases over time, and

         - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

         The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

         9. SOVEREIGN DEBT OBLIGATIONS

         Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

         10. INDEXED SECURITIES

         Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

         Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         11. HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

                   Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

         - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

         - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

         Hybrid Instruments may take a variety of forms, including, but not limited to:

         - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

         - preferred stock with dividend rates determined by reference to the value of a currency, or

         - convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

         One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

         The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

                  Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

                  Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

         12. ADRs, EDRs AND GDRs

Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively ). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         13. VARIABLE AND FLOATING RATE OBLIGATIONS

Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

         14. EXCHANGE TRADED FUNDS

Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICES

         The following provides a more detailed explanation of some of the investment policies of the portfolios.

1. LENDING SECURITIES

Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

3. MORTGAGE DOLLAR ROLLS

Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which the portfolio maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

4. ILLIQUID SECURITIES

Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

         5. SHORT SALES

Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

         6. INVESTMENT IN OTHER INVESTMENT COMPANIES

     Certain of the portfolios may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a portfolio can invest in securities of other investment companies is limited by federal securities laws.

         7. LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the portfolios may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a portfolio generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a portfolio could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a portfolio could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The portfolios anticipate that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.


These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore the Trustees may have to use a greater degree of judgment in making such valuations.


Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

         -   the obligor's balance of payments, including export performance,

         -   the obligor's access to international credits and investments,

         -   fluctuations in interest rates, and

         -   the extent of the obligor's foreign reserves.

Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

         - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

         -   obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

         - extremely poor prospects of ever attaining any real investment standing,

         -   current identifiable vulnerability to default,

         - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

         - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

         -   are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of:

         -   nationalization of the foreign company,

         -   withholding of dividends at the source,

         -   expropriation or confiscatory taxation,

         -   currency blockage,

         -   political or economic instability, and/or

         - diplomatic developments that could adversely affect the value of those investments.

Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.

Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

         The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

         As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

         A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

         If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

                  Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

         Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

                  Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

                  Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

                  Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

         Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

         -   insufficient trading interest in certain options,

         -   restrictions on transactions imposed by an exchange,

         - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

         -   interruption of the normal operations of the OCC or an exchange,

         - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

         - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

         Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

         - as a hedge against anticipated interest rate, currency or market changes,

         -   for duration management,

         -   for risk management purposes,

         -   to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

         Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

         No portfolio will enter into a futures contract or option thereon (for non-hedging purposes) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon for nonhedging purposes would exceed 5% of the current fair market value of the portfolio's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

         Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES

         Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

          Uses of Index Futures. Below are some examples of how Index Futures may be used:

         - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

         - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.

         - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.

         - A portfolio may also invest in Index Futures in order to hedge its equity positions.

Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

         Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

         Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

         If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

         - forward currency contracts,

         - exchange-listed currency futures contracts and options thereon,

         - exchange-listed and OTC options on currencies, and

         - currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

         A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated, exposed to or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

         Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

         Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

         Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

         Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

         To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS

         Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and (b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

         - to preserve a return or spread on a particular investment or portion of its portfolio,

         -   to protect against currency fluctuations,

         - to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or

         -   as a duration management technique.

A portfolio will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

         Swaps are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the portfolio than if the portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

         For purposes of applying each portfolio's investment policies and restrictions, swap agreements are generally valued by the portfolio at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restriction may differ from the manner in which those investment are valued by other types of investors.

         Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

         Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

         Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

         Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

         Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

         Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. Obligations under swap agreements covered with sufficient segregated assets will not be construed to be "senior securities" for purposes of the portfolio's investment restriction concerning senior securities.

         Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

         Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

         The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

         -   the frequency of trades and quotations,

         - the number of dealers and prospective purchasers in the marketplace,

         -   dealer undertakings to make a market,

         - the nature of the security (including any demand or tender features), and

         - the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

         Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

         To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Other Strategic Transactions have special risks associated with them, including:

         -   possible default by the counterparty to the transaction,

         - markets for the securities used in these transactions could be illiquid,

         - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

         Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

         Options and Futures Transactions

         Options transactions are subject to the following additional risks:

         - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

         - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

         - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

         - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

         Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

         - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

         - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.

         - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

         - foreign governmental actions affecting foreign securities, currencies or other instruments,

         - less stringent regulation of these transactions in many countries as compared to the United States,

         - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

         - more limited availability of data on which to make trading decisions than in the United States,

         - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

         - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

         -   lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

         In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

         Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

         Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

         OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

         Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

         Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

         Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

         Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

         No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

         For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.


                             INVESTMENT RESTRICTIONS
 (applicable to the portfolios covered this Statement of Additional Information)


         There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

         Restrictions (1) through restriction (8) are fundamental. Restrictions
(9) through (15) are nonfundamental.

FUNDAMENTAL

         The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:


(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to the Natural Resources Trust, Health Sciences Trust, Real Estate Securities Trust, Utilities Trust, and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust.)



         The Natural Resources Trust will concentrate its assets in securities of issuers in natural resource-related companies worldwide.


         For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.


(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust, Real Estate Securities, Natural Resources Trust, Real Return Bond Trust, and the Lifestyle Trusts are not subject to these restrictions.


(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation and Strategic Value
         Trusts: the portfolio may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12) Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

                  (a) a merger, consolidation or reorganization,

                  (b) the investment of collateral received in connection
                      with the lending of securities in the Navigator Securities Lending Trust,* or

                  (c) the  purchase of shares of the T. Rowe Price Reserve
                      Investment Fund,  a T. Rowe Price Associates,  Inc.
                      money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment Fund).**


         For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.


*331/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, Small Company Blend, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock Trusts, Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Growth, Capital Opportunities, Utilities, Mid Cap Value, Fundamental Value, Small-Mid Cap Growth, Small-Mid Cap, International Equity Select, Select Growth, Global Equity Select, Core Value, High Grade Bond, Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, Small Cap Opportunities; 15% in the case of the International Small Cap, Growth and Balanced Trusts; 50% in the case of the Value Trust.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a portfolio's investment portfolio, resulting from market fluctuations or other changes in a portfolio's total assets will not require a portfolio to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the portfolio. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

         Money Market Trust

         In addition to the above policies, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, among other things, not purchase the securities of any issuer if it would cause:

         - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

         - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

         - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

OVERSEAS, STRATEGIC OPPORTUNITIES, AND LARGE CAP GROWTH TRUSTS:

In addition to the above policies, the Overseas, Strategic Opportunities, and Large Cap Growth Trusts will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

LARGE CAP GROWTH TRUST

For purposes of normally investing at least 80% of the portfolio's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000 Index and the Standard & Poor's 500 (SM) (S&P 500(R)) no less frequently than once a month.

Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the following policies are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.




NATURAL RESOURCES TRUST

SUBADVISER: Wellington Management Company, LLP ("Wellington")


         Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in natural resource-related companies.


REAL RETURN BOND TRUST

SUBADVISER: Pacific Management Investment Company ("PIMCO")


The portfolio will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in bonds (either through cash market purchases, forward commitments, or derivative instruments) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.)


MID CAP CORE TRUST

SUBADVISER: A I M Capital Management, Inc. ("AIM")

The portfolio will normally invest at least 80% of its assets (plus any borrowings for investment purposes) in of mid-cap companies.

LARGE CAP VALUE TRUST

SUBADVISER: Mecury Advisers

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in large cap companies.

QUANTITATIVE ALL CAP TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global")

Not subject to 80% rule.

EMERGING GROWTH TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global")

Not subject to 80% rule.

SPECIAL VALUE TRUST

SUBADVISER: Salomon Brothers Asset Management Inc  ("SaBAM")

Not subject to 80% rule.

SMALL CAP OPPORTUNITIES TRUST

SUBADVISER: Munder Capital Management ("Munder")

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

INTERNET TECHNOLOGIES TRUST

SUBADVISER: Munder Capital Management ("Munder")

Under normal market conditions, the Internet Technologies Trust will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that fall into three basic categories:

         - Pure plays - companies whose core business models are focused exclusively on the Internet;

         - Builders - companies that provide the innovative hardware, services and software components which enable the advancement or facilitate the usage of the Internet; and

         - Beneficiaries - companies across a broad range of industries and sectors that utilize the internet to enhance their business models.

PACIFIC RIM EMERGING MARKETS TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Pacific Rim Emerging Markets Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.

TELECOMMUNICATIONS TRUST

SUBADVISER: INVESCO Funds Group, Inc. ("INVESCO")

Under normal market conditions, the Telecommunications Trusts invests at least 65% (80% after July 31, 2002) of its net assets (plus any borrowings for investment purposes) in equity securities of companies engaged in the design, development, manufacture, distribution or sale of communications services and equipment and companies that are involved in supplying equipment or services to such companies (collectively referred to s the "telecommunications sector").

SCIENCE & TECHNOLOGY TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

INTERNATIONAL SMALL CAP TRUST

SUBADVISER: Templeton Investment Counsel, Inc. ("Templeton")

The International Small Cap Trust invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities")."

HEALTH SCIENCES TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively terms "health sciences").

AGGRESSIVE GROWTH TRUST

SUBADVISER: A I M Capital Management, Inc. ("AIM")

Not subject to the 80% rule.

EMERGING SMALL COMPANY TRUST

SUBADVISER: Franklin Advisers, Inc. ("Franklin")

Under normal market conditions, the Emerging Small Company Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase.

SMALL COMPANY BLEND TRUST

SUBADVISER: Capital Guardian Trust Company ("CGTC")

The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

DYNAMIC GROWTH TRUST

SUBADVISER: Deutsche Asset Management, Inc. ("DeAM")

Not subject to the 80% rule.

MID CAP GROWTH TRUST

Subadviser: INVESCO Funds Group, Inc. ("INVESCO")

Under normal market conditions, the Mid Cap Growth Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-sized companies. INVESCO defines mid-sized companies as companies that are included in the Russell Mid-Cap Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of between $2.5 billion and $15 billion at the time of purchase.

MID CAP OPPORTUNITIES TRUST

Subadviser: Putnam Investment Management, L.L.C. ("Putnam")

Under normal market conditions, the Mid Cap Opportunities Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of U.S. mid-size companies.

MID CAP STOCK TRUST

Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies with significant capital appreciation potential.

ALL CAP GROWTH TRUST

(formerly, the Mid Cap Growth Trust)
Subadviser: A I M Capital Management, Inc.  ("AIM")

Not subject to the 80% rule.

FINANCIAL SERVICES TRUST

Subadviser: Davis Advisors ("Davis")

During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services.

OVERSEAS TRUST

Subadviser: Fidelity Management & Research Company ("FMR")

The portfolio normally invests at least 80% of the portfolio's assets in non-U.S. securities (primarily common stocks).

INTERNATIONAL STOCK TRUST

Subadviser: Deutsche Asset Management Investment Services Ltd. ("DeAMIS") Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks.

INTERNATIONAL VALUE TRUST

Subadviser: Templeton Investment Counsel, Inc. ("Templeton")

Not subject to 80% rule.

CAPITAL APPRECIATION TRUST

Subadviser: Jennison Associates LLC ("Jennison").

Not subject to 80% rule.

STRATEGIC OPPORTUNITIES TRUST

Subadviser: Fidelity Management & Research Company ("FMR")

Not subject to 80% rule.

QUANTITATIVE MID CAP TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

GLOBAL EQUITY TRUST

Subadviser: Putnam Investment Management, L.L.C. ("Putnam")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

STRATEGIC GROWTH TRUST

Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

ALL CAP CORE TRUST (formerly, Growth Trust)

Subadviser: Deutsche Asset Management, Inc.. ("DeAM")

Not subject to 80% rule.

LARGE CAP GROWTH TRUST

Subadviser: Fidelity Management & Research Company ("FMR")

FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations.

ALL CAP VALUE TRUST

Subadviser: Lord Abbett & Co. ("Lord Abbett")

Not subject to 80% rule.

CAPITAL OPPORTUNITIES TRUST

Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

QUANTITATIVE EQUITY TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

MFC seeks to attain this objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

BLUE CHIP GROWTH TRUST

Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its total assets in the common stocks of large and medium-size blue chip growth companies.

UTILITIES TRUST

Subadviser: Massachusetts Financial Services Company ("MFS")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

REAL ESTATE SECURITIES TRUST

Subadviser: Deutsche Asset Management, Inc. ("DeAM")

The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in securities of real estate companies.

SMALL COMPANY VALUE TRUST

Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

MID CAP VALUE TRUST

Subadviser: Lord Abbett & Co. ("Lord Abbett")

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

VALUE TRUST

Subadviser: Morgan Stanely Investment Management, Inc. doing business as "Van Kampen"

Not subject to 80% rule.

EQUITY INDEX TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC"),

Not subject to 80% rule.


GLOBAL ALLOCATION TRUST



Subadviser: UBS Global Asset Management (Americas) Inc. ("UBS Global AM")


Not subject to 80% rule.

FUNDAMENTAL VALUE TRUST

Subadviser: Davis Advisors ("Davis")

Not subject to 80% rule.

GROWTH & INCOME TRUST

Subadviser: Wellington Management Company, LLP ("Wellington Management"),

Not subject to 80% rule.

U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust)

Subadviser: Capital Guardian Trust Company ("CGTC"),

The portfolio invests at least 80% of the portfolio's net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase.

EQUITY-INCOME TRUST

Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Not subject to 80% rule.

INCOME & VALUE TRUST

Subadviser: Capital Guardian Trust Company ("CGTC")

Not subject to 80% rule.

BALANCED TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC"),

Not subject to 80% rule.

HIGH YIELD TRUST

Subadviser: Salomon Brothers Asset Management Inc. ("SBAM")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                               Corporate Bonds, Preferred Stocks and
  Rating Agency                        Convertible Securities
--------------------------------------------------------------------
     Moody's                                      Ba through C
Standard & Poor's                                 BB through D

STRATEGIC BOND TRUST

Subadviser: Salomon Brothers Asset Management Inc. ("SaBAM")

SaBAM seeks to achieve this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

GLOBAL BOND TRUST

Subadviser: Pacific Investment Management Company LLC ("PIMCO")

PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

TOTAL RETURN TRUST

Subadviser: Pacific Investment Management Company LLC ("PIMCO"),

Not subject to 80% rule.

INVESTMENT QUALITY BOND TRUST

Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds.

DIVERSIFIED BOND TRUST

Subadviser: Capital Guardian Trust Company ("CGTC"),

CGTC seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

U.S. GOVERNMENT SECURITIES TRUST

Subadviser: Salomon Brothers Asset Management Inc ("SaBAM")

SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

MONEY MARKET TRUST

Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

THE INDEX TRUSTS

MFC Global Investment Management (U.S.A.) Limited ("MFC")

SMALL CAP INDEX TRUST

The Small Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC believes as a group will behave in a manner similar to the index.

INTERNATIONAL INDEX TRUST

The International Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the MSCI EAFE Index and (b) securities (which may or may not be included in the MSCI EAFE Index) that MFC believes as a group will behave in a manner similar to the index.

MID CAP INDEX TRUST

The Mid Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MFC believes as a group will behave in a manner similar to the index.

TOTAL STOCK MARKET INDEX TRUST

The Total Stock Markey Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MFC believes as a group will behave in a manner similar to the index.

500 INDEX TRUST

The 500 Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MFC believes as a group will behave in a manner similar to the index.

LIFESTYLE TRUSTS

MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

SMALL-MID CAP GROWTH TRUST

The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

SMALL-MID CAP TRUST

Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

INTERNATIONAL EQUITY SELECT TRUST

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.

SELECT GROWTH TRUST

Not subject to the 80% rule.

GLOBAL EQUITY SELECT TRUST

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities.

CORE VALUE TRUST

Not subject to the 80% rule.

HIGH GRADE BOND TRUST

Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

                               PORTFOLIO TURNOVER

         The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 2001, and 2002 were as follows:


PORTFOLIO                                                                   2001                      2002
----------------------------------------------------------------------------------------------------------
Internet Technologies Trust                                                 70%                        47%
Pacific Rim Emerging Markets Trust                                          76%                        28%
Telecommunications Trust                                                    80%(A)                    159%
Science & Technology Trust                                                 144%                        59%
International Small Cap Trust                                              721%                       501%
Health Sciences Trust                                                       81%(A)                     55%
Aggressive Growth Trust                                                     96%                       104%

Emerging Small Company Trust                                                48%                        35%
Small Company Blend Trust                                                   39%                        48%
Dynamic Growth Trust                                                       180%                       165%
Mid Cap Growth Trust                                                        39%(A)                     82%
Mid Cap Opportunities Trust                                                117%(A)                    133%
Mid Cap Stock Trust                                                        170%                       128%
All Cap Growth Trust                                                        69%                        80%
Financial Services Trust                                                    53%(A)                     34%
Overseas Trust                                                             100%                        81%
International Stock Trust                                                   31%                        78%
International Value Trust                                                   33%                        26%
Capital Appreciation Trust                                                 102%                        67%
Strategic Opportunities Trust                                              260%                       229%
Quantitative Mid Cap Trust                                                 320%(A)                    273%
Global Equity Trust                                                        156%                        92%
Strategic Growth Trust                                                     107%(A)                     91%
All Cap Core Trust (formerly Growth Trust)                                 121%                       153%
Large Cap Growth Trust                                                     123%                        92%
All Cap Value Trust                                                        194%(A)                     31%
Capital Opportunities Trust                                                 86%(A)                    109%
Quantitative Equity Trust                                                  111%                       152%
Blue Chip Growth Trust                                                      48%                        39%
Utilities Trust                                                             81%(A)                     89%
Real Estate Securities Trust                                               116%                        74%
Small Company Value Trust                                                  119%                        19%
Mid Cap Value Trust                                                         23%(A)                     24%
Value Trust                                                                 27%                        52%
Equity Index Trust                                                           5%                         4%
Global Allocation Trust                                                     25%                        18%
Fundamental Value Trust                                                     16%(A)                     19%
Growth & Income Trust                                                       24%                        40%
U.S. Large Cap Value Trust                                                  38%                        42%
Equity-Income Trust                                                         19%                        18%
Income & Value Trust                                                        70%                        61%
Balanced Trust                                                             119%                       153%
High Yield Trust                                                            64%                        53%
Strategic Bond Trust                                                        85%                        86%
Global Bond Trust                                                          527%                       439%
Total Return Trust                                                         439%                       381%
Investment Quality Bond Trust                                               50%                        46%
Diversified Bond Trust                                                     140%                        83%
U.S. Government Securities Trust                                            41%                        19%

PORTFOLIO                                                                  2001                       2002
----------------------------------------------------------------------------------------------------------
Money Market Trust                                                          N/A                       N/A
Small Cap Index Trust                                                       32%                        57%
International Index Trust                                                   12%                         7%
Mid Cap Index Trust                                                         32%                        20%
Total Stock Market Index Trust                                               7%                         4%
500 Index Trust                                                              1%                         6%
Lifestyle Aggressive 1000 Trust                                             82%                        90%
Lifestyle Growth 820 Trust                                                  84%                       117%
Lifestyle Balanced 640 Trust                                                71%                       114%
Lifestyle Moderate 460 Trust                                                84%                       113%
Lifestyle Conservative 260 Trust                                            38%                        69%
Small-Mid Cap Growth Trust                                                 194%(B)                    226%
Small-Mid Cap Trust                                                         33%(B)                      6%
International Equity Select Trust                                            7%(B)                      5%
Select Growth Trust                                                         54%(B)                     49%
Global Equity Select Trust                                                   0%(B)                     18%
Core Value Trust                                                            35%(B)                     51%
High Grade Bond Trust                                                      353%(B)                    290%



(A) Annualized - For the period April 30, 2001 (commencement of operations) to December 31, 2001.



(B) Annualized - For the period July 16, 2001 (commencement of operations) to December 31, 2001.


         Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST


The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee and officer oversees all Trust portfolios (currently, there are 75 portfolios).


                             DISINTERESTED TRUSTEES

============================================================================================================
                                     POSITION WITH                    PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                  THE TRUST                     DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
   Don B. Allen                         Trustee            Former Senior Lecturer, William E. Simon Graduate
                                                           School of Business Administration, University of
   73 Tremont Street                                       Rochester (Retired 2000).
   Boston, MA  02108

   Age: 74                           (since 1985)
------------------------------------------------------------------------------------------------------------
   Charles L. Bardelis                  Trustee            President and Executive Officer, Island Commuter
                                                           Corp. (Marine Transport).
   73 Tremont Street
   Boston, MA  02108

   Age: 61                           (since 1988)
------------------------------------------------------------------------------------------------------------
   Samuel Hoar                          Trustee            Senior Mediator, Arbitrator, Regional Manager,
                                                           JAMS, LLC, August 1999 to date; Senior Mediator,
   73 Tremont Street                                       Arbitrator, Regional Director of Professional
   Boston, MA  02108                                       Services, J.A.M.S./Endispute, Inc., June 1994 to
                                                           August 1999.
   Age: 75                           (since 1989)
------------------------------------------------------------------------------------------------------------
   F. David Rolwing                     Trustee            Former Chairman, President and CEO, Montgomery
                                                           Mutual Insurance Company, 1991 to 1999. (Retired
   73 Tremont Street                                       1999).
   Boston, MA  02108

   Age: 68                           (since 1997*)
------------------------------------------------------------------------------------------------------------

* Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.




          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

------------------------------------------------------------------------------------------------------------------
                                     POSITION WITH                        PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                  THE TRUST                         DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------
   John D. DesPrez III#                 Trustee            Chairman and President, The Manufacturers Life
                                                           Insurance Company (U.S.A.), Executive Vice President,
   73 Tremont Street                                       U.S. Operations, Manulife Financial, January 1999 to
   Boston, MA  02108                 (since 2000)          date;

   Age: 46                                                 President, The Manufacturers Life Insurance Company of
                                                           North America; Senior Vice President, US Annuities,
                                                           Manulife Financial, September 1996 to January, 1999;

                                                           Vice President, Mutual Funds, Manulife Financial,
                                                           January 1995 to September 1996.

   John D. Richardson#                 Chairman of         Retired; Former Senior Executive Vice President, U.S.
                                       the Board           Operations, Manulife Financial, January 1999 March 2002
   200 Bloor Street East               of Trustees         (Retired, March, 2002);
------------------------------------------------------------------------------------------------------------------

Toronto, Ontario, Canada           (since 1997)         Executive Vice President and General Manager, U.S.
M4W 1E5                                                 Operations, Manulife Financial, January 1995 to January
                                                        1999.
Age: 64

                                                        Director of Manulife Financial Corporation, a publicly
                                                        traded company and the ultimate parent of the adviser.
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
John R. Ostler*                        Treasurer             Vice President and Chief Financial Officer, U.S.
                                                             Operations, The Manufacturers Life Insurance Company,
                                                             October 1, 2000 to present;
200 Bloor Street East
Toronto, Ontario, Canada              (since 2000)           Vice President and Corporate Actuary, The Manufacturers
M4W 1E5                                                      Life Insurance Company, March 1998 to September 2000;

Age: 50                                                      Vice President & CFO U.S. Individual Insurance, The
                                                             Manufacturers Life Insurance Company, 1992 to March
                                                             1998;

                                                             Vice President, U.S. Insurance Products, The
                                                             Manufacturers Life Insurance Company, 1990 - 1992;

                                                             Assistant Vice President & Pricing Actuary, U.S.
                                                             Insurance, The Manufacturers Life Insurance Company,
                                                             1988-1990.
-------------------------------------------------------------------------------------------------------------------------
James D. Gallagher*                    President             Executive Vice President, The Manufacturers Life
                                                             Insurance Company (U.S.A.), January 1996 to present;

73 Tremont Street                     (since 2001)           President, The Manufacturers Life Insurance Company of
Boston, MA  02108                                            New York, August 1999 to present;

Age: 48                                                      Vice President, Secretary and General Counsel, The
                                                             Manufacturers Life Insurance Company of North America,
                                                             June 1994 to date.

Andrew Corselli                        Secretary             Assistant Vice President and Senior Counsel, U.S. Operations
                                                             Law Department, Manulife Financial, March 2001 to date; The
73 Tremont Street                     (since 2002)           Prudential Insurance Company of America, Assistant General
                                                             Counsel & Chief of Litigation, June 1988 to June, 2000
Boston, MA  02108

Age: 56
-------------------------------------------------------------------------------------------------------------------------

# Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

* Affiliated with the investment adviser.

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

DUTIES AND COMPENSATION OF TRUSTEES

         The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.


         The Board of Trustees met four times during the Trust's last fiscal year. The Board also has a standing Audit Committee composed of all of the disinterested Trustees. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee did not meet to consider any candidates during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 73 Tremont Street, Boston, MA 02108.


         The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $55,000, a fee of $7,500 for each quarterly meeting of the Trustees that they attend in person and a fee of $3,750 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE**


=============================================================================================================
                                                                                TOTAL COMPENSATION FROM TRUST
                                      AGGREGATE COMPENSATION FROM              COMPLEX FOR PRIOR FISCAL
NAMES OF PERSON, POSITION             TRUST FOR PRIOR FISCAL YEAR*                        YEAR*#
==============================================================================================================
DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
Don B. Allen, Trustee                           $  80,000                              $  80,000
--------------------------------------------------------------------------------------------------------------
Charles L. Bardelis, Trustee                    $  80,000                              $  80,000
--------------------------------------------------------------------------------------------------------------
Samuel Hoar, Trustee                            $  80,000                              $  80,000
--------------------------------------------------------------------------------------------------------------
F. David Rolwing, Trustee                       $  80,000                              $  80,000
--------------------------------------------------------------------------------------------------------------
TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER
--------------------------------------------------------------------------------------------------------------
John D. DesPrez, Trustee                        $       0                              $       0
--------------------------------------------------------------------------------------------------------------
John D. Richardson, Trustee                     $       0                              $       0
==============================================================================================================


* Compensation received for services as Trustee.

# Trust Complex includes all portfolios of the Trust.

** The Trust does not have a pension or retirement plan for any of its Trustees or officers.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS


     The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of December 31, 2002. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:
A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more


                                                                                                        TRUSTEES AFFILIATED WITH
                                                     INDEPENDENT TRUSTEES                                THE INVESTMENT ADVISER
---------------------------------------------------------------------------------------------------------------------------------
                                      Don B.    Charles L.                      F.David                    John D.        John D.
     Trust Portfolio                  Allen     Bardelis      Samuel Hoar       Rolwing                  Richardson    Desprez, III
----------------------------------------------------------------------------------------------------------------------------------
Internet Technologies Trust             A          A               A              A                          A              A

Pacific Rim Emerging Markets Trust      A          A               A              A                          A              A

Telecommunications Trust                A          A               A              A                          A              A

Science and Technology Trust            B          A               A              A                          A              A

International Small Cap Trust           B          A               A              A                          A              A

Health Sciences Trust                   A          A               A              A                          A              A

Aggressive Growth Trust                 A          A               A              A                          A              A

Emerging Small Company Trust            A          A               A              C                          A              A

Small Company Blend Trust               B          A               A              A                          A              A

                                      Don B.    Charles L.                     F. David                   John D.        John D.
       Trust Portfolio                Allen     Bardelis      Samuel Hoar       Rolwing                  Richardson    Desprez, III
Mid Cap Growth Trust                    A          A               A              A                          A              A

Mid Cap Opportunities Trust             A          A               A              A                          A              A

Mid Cap Stock Trust                     A          A               A              A                          A              A

All Cap Growth Trust                    B          A               A              A                          A              A

Financial Services Trust                A          A               A              A                          A              A

Overseas Trust                          A          A               A              A                          A              A

International Stock Trust               A          A               A              B                          A              A

International Value Trust               A          A               A              A                          A              A

Capital Appreciation Trust              A          A               A              A                          A              A

Strategic Opportunities Trust           B          A               A              A                          A              A

Quantitative Mid Cap Trust              A          A               A              C                          A              A

Mid-Cap Blend Trust                     A          A               A              A                          A              A

Global Equity Trust                     A          A               A              A                          A              A

Strategic Growth Trust                  A          A               A              A                          A              A

All Cap Core Trust (formerly            A          A               A              A                          A              A
Growth Trust)

Large Cap Growth Trust                  A          A               A              A                          A              A

All Cap Value Trust                     A          B               A              A                          A              A

Capital Opportunities Trust             A          A               A              A                          A              A

Quantitative Equity Trust               B          A               A              C                          A              A

Blue Chip Equity Trust                  A          A               A              A                          A              A

Utilities Trust                         A          A               A              A                          A              A

Real Estate Securities Trust            A          C               A              C                          A              A

Small Company Value Trust               C          B               A              A                          A              A

Mid Cap Value Trust                     A          A               A              A                          A              A

Value Trust                             C          A               A              A                          A              A

Equity Index Trust                      A          A               A              A                          A              A

Global Allocation Trust                 A          A               A              A                          A              A

Fundamental Value Trust                 A          A               A              A                          A              A

Growth & Income Trust                   B          A               A              A                          A              A

U.S. Large Cap Value Trust              A          A               A              A                          A              A

Equity-Income Trust                     A          A               A              A                          A              A

Income & Value Trust                    A          A               A              A                          A              A

Balanced Trust                          A          A               A              C                          A              A

High Yield Trust                        A          A               A              A                          A              A

Strategic Bond Trust                    A          A               A              A                          A              A

Global Bond Trust                       A          A               A              A                          A              A
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      Don B.    Charles L.                     F. David                     John D.       John D.
      Trust Portfolio                 Allen     Bardelis      Samuel Hoar      Rolwing                   Richardson   DesPrez, III
Investment Quality Bond Trust           A          A               A              A                          A              A

Diversified Bond Trust                  A          A               A              A                          A              A

U.S. Government Securities Trust        A          A               A              A                          A              A

Money Market Trust                      A          D               A              A                          A              A

Small Cap IndexTrust                    A          A               A              A                          A              A

Dynamic Growth                          B          A               A              A                          A              A

International Index Trust               A          A               A              A                          A              A

Mid Cap IndexTrust                      A          A               A              A                          A              A

Total Stock Market Index Trust          A          A               A              A                          A              A

500 Index Trust                         A          A               A              A                          A              E

Lifestyle Aggressive 1000 Trust         A          A               A              A                          A              A

Lifestyle Growth 820 Trust              A          A               A              A                          A              A

Lifestyle Balanced 640 Trust            A          A               A              A                          A              A

Lifestyle Moderate 460 Trust            A          A               A              A                          A              A

Lifestyle Conservative 280 Trust        A          A               A              A                          A              A

Small-Mid Cap Growth Trust              A          A               A              A                          A              A

Small-Mid Cap Trust                     A          A               A              A                          A              A

International Equity Select Trust       A          A               A              A                          A              A

Select Growth Trust                     A          A               A              A                          A              A

Global Equity Select Trust              A          A               A              A                          A              A

Core Value Trust                        A          A               A              A                          A              A

High Grade Bond Trust                   A          A               A              A                          A              A

ALL TRUST PORTFOLIOS                    E          E               A              E                          A              E
------------------------------------------------------------------------------------------------------------------------------------


                       INVESTMENT MANAGEMENT ARRANGEMENTS

         The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

         Information Regarding the Adviser. Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The ultimate parent of MSS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. MSS is registered as an investment adviser under the Investment Advisers Act of 1940.

Approval of the Advisory Agreement and Subadvisory Agreements.

         The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of MSS, with Manulife Financial on January 1, 1996.

         Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

         On December 15, 1995, the Trustees appointed the following new subadvisers:

- Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

- Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

         October 1, 1996 Subadviser Resignations

         Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Equity Trust,

-    Wellington Management Company, LLP as subadviser to the Money Market Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

         On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Equity Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MFC") pursuant to a new subadvisory agreement ("MFC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

         New Subadvisers for New Portfolios

         On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

- T. Rowe Price International, Inc., formerly, known as Rowe Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Stock Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

         Appointment of MFC to Manage the Lifestyle Portfolios

         On December 13, 1996, the Trustees appointed MFC pursuant to the amended MFC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MFC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MFC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

         Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

         On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

         Change of Control of Salomon Brothers Asset Management Inc

 On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

         Change of Control of Founders Asset Management, Inc.

         On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

         Change of Control of Oechsle International Advisors, L.P.

         On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

         Change of Control of Rosenberg Institutional Equity Management

On December 17, 1998, the Trustees appointed AXA Rosenberg Investment
Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

         Resignation/Termination of Certain Subadvisers Effective May 1, 1999

         Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company          Conservative Asset Allocation Trust

Fidelity Management Trust Company          Moderate Asset Allocation Trust

Founders Asset Management LLC              Growth Trust

Founders Asset Management LLC              Worldwide Growth Trust

J.P. Morgan Investment Management, Inc.    International Growth and Income Trust

Manufacturers Adviser Corporation          Capital Growth Bond Trust

Oechsle International Advisors, LLC                 Global Government Bond Trust

Pilgrim Baxter & Associates, Ltd.          Pilgrim Baxter Growth Trust

Warburg Pincus Asset Management, Inc.      Emerging Small Company Trust

         Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

         New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

         On March 26, 1999, the Trustees made the following appointments:

- A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

       Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust),
       Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

       Small Company Blend Trust
       U.S. Large Cap Value Trust
       Income & Value Trust (formerly the Moderate Asset Allocation Trust) Diversified Bond Trust (formerly the Conservative Asset Allocation Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust and the Large Cap Growth Trust. On April 30, 2001, Fidelity Management & Research Company
     (FMR) assumed responsibility for management of these Trusts and the Strategic Opportunities Trust from Fidelity Management Trust Company.

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

       Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

         Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

         On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MFC and SSgA to provide MFC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

         Change of Control of Rowe Price-Fleming International, Inc.

         On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Stock Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Stock Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

         Appointment of Jennison Associates, LLC to Manage the Capital Appreciation Trust

         On September 28, 2000, the Trustees appointed Jennison Associates, LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

         Resignation/Termination of Certain Subadvisers Effective April 30, 2001

         Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:

AXA Rosenberg Investment Management LLC             Small Company Value Trust

Morgan Stanley Asset Management                     Global Equity Trust

Manufacturers Adviser Corporation                   Real Estate Securities Trust

         New Subadvisers to Manage Certain Portfolios Effective April 30, 2001

         On April 5 and 6, 2001, the Trustees made the following appointments:

     - Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Real Estate Securities Trust

     - Davis Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

         Financial Services Trust
         Fundamental Value Trust

     - The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

         All Cap Value Trust

     - INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Telecommunications Trust
         Mid Cap Growth Trust

     - Lord, Abbett & Co. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Value Trust

     - Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MFC will also manage the Balanced Trust effective May 4, 2001.

     - Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Strategic Growth Trust
         Capital Opportunities Trust
         Utilities Trust

     - Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Opportunities Trust
         Global Equity Trust

     - T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

         Small Company Value Trust

         New Subadvisers to Manage Certain Portfolios Effective July 16, 2001

         On June 28-29, 2001, the Trustees made the following appointments:

     - Allegiance Capital, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         High Grade Bond Trust

     - Kayne Anderson Rudnick Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Small-Mid Cap Trust

     - Lazard Asset Management was appointed, pursuant to a new subadvisory agreement, to manage:

         International Equity Select Trust
         Global Equity Select Trust

     - NavellierManagement, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Small-Mid Cap Growth Trust

     - Rorer Asset Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Core Value Trust

     - Roxbury Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Select Growth Trust




         Subadviser Changes Effective November 25, 2002

         On September 27, 2002, the Board of Trustees of the Trust approved the following subadviser changes effective November 25, 2002:

-----------------------------------------------------------------------------------------------------------------
      Portfolio                                Current Subadviser                    Proposed New Subadviser
-----------------------------------------------------------------------------------------------------------------
Real Estate Securities Trust              Cohen & Steers Management, Inc          Deutsche Asset Management, Inc.
Dynamic Growth Trust                      Janus Capital Management LLC            Deutsche Asset Management, Inc.
Growth Trust                              SSgA Funds Management, Inc.             Deutsche Asset Management, Inc.
International Stock Trust                 T. Rowe Price International, Inc.       Deutsche Asset Management
                                                                                  Investment Services Ltd.
-----------------------------------------------------------------------------------------------------------------

In addition, the Board also approved replacing SSgA Funds Management, Inc. as sub-subadviser to the Lifestyle Trusts with Deutsche Asset Management, Inc. effective November 25, 2002. MFC Global Fund Management (U.S.A.) Limited will continue as subadviser to the Lifestyle Trusts.

The Board also approved changing the name of the Growth Trust to All Cap Core Trust and changing the portfolios investment policies to investing in equity securities of all asset classes (small, mid and large cap) focusing primarily on those stocks within the Russell 3000 index.

         Changes Effective May 1, 2003

                  Subadviser Changes

         On April 2, 2003, the Board of Trustees of the Trust approved the following subadviser changes effective May 1, 2003:

-------------------------------------------------------------------------------------------------------------------
         Portfolio                             Current Subadviser                     Proposed New Subadviser
-------------------------------------------------------------------------------------------------------------------
High Yield Trust                          Miller Anderson                         Salomon Brothers Asset Management
                                                                                  Inc.
All Cap Value Trust                       The Dreyfus Corporation                 Lord Abbett & Co.
International Small Cap Trust             Founders Asset Management LLC           Templeton Investment Counsel, Inc.
-------------------------------------------------------------------------------------------------------------------

         Portfolio Mergers

         On April 2, 2003, the Trustees approved the following mergers effective May 5, 2003.

Telecommunications Trust to merge into the Science & Technology Trust Internet Trust to merge into the Science & Technology Trust
Mid Cap Growth Trust to merge into the Dynamic Growth Trust
Mid Cap Opportunities Trust to merge into the Dynamic Growth Trust.

         New Portfolios

         On April 2, 2003, the Trustees made the following appointments:

     - Wellington Management Company, LLP. was appointed, pursuant to a new subadvisory agreement, to manage:

         Natural Resources Trust

     - Pacific Investment Management Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Real Return Bond Trust

     - A I M Capital Management, Inc.. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Core Trust

     - Mecury Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

         Large Cap Value Trust

     - MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

         Quantitative All Cap Trust
         Emerging Growth Trust

     - Salomon Brothers Asset Management Inc was appointed, pursuant to a new subadvisory agreement, to manage:

         Special Value Trust

     - Munder Capital Management was appointed, pursuant to a new subadvisory agreement, to manage:

         Small Cap Opportunities Trust

THE ADVISORY AGREEMENT

         Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

         - office space and all necessary office facilities and equipment, and

         - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

         The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

         The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

         In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

                  Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.


         For the years ended December 31, 2002, 2001 and 2000 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $126,026,937, $159,360,448 and $167,540,214 allocated among the portfolios as follows:



            PORTFOLIO                                   2002                2001                2000
----------------------------------------------------------------------------------------------------------
Internet Technologies Trust                         $   299,827         $    485,996        $    364,054(3)
Pacific Rim Emerging Markets Trust                      416,583              569,417             826,869
Telecommunications Trust                                122,906               92,665(5)            N/A
Science & Technology Trust                            4,665,496            9,777,934          16,814,048
International Small Cap Trust                         1,256,297            2,047,647           3,416,149
Health Sciences Trust                                   656,558              178,264(5)            N/A
Aggressive Growth Trust                               2,266,076            3,333,853           3,154,189
Emerging Small Company Trust                          3,336,408            4,812,040           6,154,952
Small Company Blend                                   1,494,287            1,310,363             925,735
Dynamic Growth Trust                                    948,024            1,333,584             654,785(3)
Mid Cap Growth Trust                                    331,945              141,833(5)            N/A
Mid Cap Opportunities Trust                             288,400              146,945(5)            N/A
Mid Cap Stock Trust                                   1,278,522            1,156,805             955,504
All Cap Growth Trust                                  4,069,913            6,696,156           8,501,735
Financial Services Trust                                322,434               84,457(5)            N/A
Overseas Trust                                        3,200,426            4,303,036           4,578,209
International Stock Trust                             2,300,890            2,820,263           2,890,232
International Value Trust                             2,139,146            1,754,852           1,329,316
Capital Appreciation Trust                              445,057              219,568               7,738(4)
Strategic Opportunities Trust                         5,384,080           10,518,817          13,403,289
Quantitative Mid Cap Trust                              593,460              536,941(5)            N/A
Global Equity Trust                                   3,315,325            5,441,314           6,643,175
Strategic Growth Trust                                  829,861              341,869(5)            N/A

Growth Trust                                          2,742,752            4,516,825           6,472,854
Large Cap Growth Trust                                3,423,377            4,373,161           4,542,483
All Cap Value Trust                                     263,705               77,758(5)            N/A

            PORTFOLIO                                    2002                2001               2000
--------------------------------------------------------------------------------------------------------
Capital Opportunities Trust                             294,657              104,520(5)          N/A
Quantitative Equity Trust                             2,089,973            3,549,317           3,773,024
Blue Chip Growth Trust                                9,826,268           14,947,138          17,113,773
Utilities Trust                                         164,770               75,125(5)          N/A
Real Estate Securities Trust                          1,851,450            1,681,267           1,491,642
Small Company Value Trust                             2,957,847            1,568,527           1,054,874
Mid Cap Value Trust                                   1,457,860              228,711(5)          N/A
Value Trust                                           2,118,815            2,384,288           1,196,810
Equity Index Trust                                      224,244              263,993             299,575
Tactical Allocation Trust                               539,276              536,962            269,7533
Fundamental Value Trust                               1,374,382              330,440(5)          N/A
Growth & Income Trust                                10,344,977           19,161,761          23,601,208
U.S. Large Cap Value Trust                            3,733,512            3,973,517           2,878,247
Equity-Income Trust                                   8,247,458            9,253,824           8,043,881
Income & Value Trust                                  3,319,917            4,325,874           4,696,094
Balanced Trust                                          878,703            1,380,116           1,849,965
High Yield Trust                                      2,233,481            2,225,724           1,857,084
Strategic Bond Trust                                  2,094,467            2,434,979           2,642,791
Global Bond Trust                                       822,503              835,163             961,709
Total Return Trust                                    6,101,938            4,137,218           2,398,611
Investment Quality Bond Trust                         2,261,282            2,299,238           1,806,503
Diversified Bond Trust                                1,986,097            1,817,049           1,526,414
U.S. Government Securities Trust                      3,682,285            2,867,055           2,081,135
Money Market Trust                                    5,570,401            6,098,304           4,545,400
Small Cap Index Trust                                   226,496              217,964             113,868(3)
International Index Trust                               213,457              260,680             171,991(3)
Mid Cap Index Trust                                     333,250              228,135              81,707(3)
Total Stock Market Index Trust                          257,467              335,107             176,988(3)
500 Index Trust                                       2,771,998            3,685,814             709,970(3)
Lifestyle Aggressive 1000 Trust                         124,563              106,769              61,577
Lifestyle Growth 820 Trust                              427,852              329,528             187,730
Lifestyle Balanced 640 Trust                            461,188              334,001             186,400
Lifestyle Moderate 460 Trust                            183,153              127,899              75,949
Lifestyle Conservative 280 Trust                        140,649               91,970              50,225
Small-Mid Cap Growth Trust                               17,743               12,025(6)          N/A
Small-Mid Cap Trust                                      92,013               14,149(6)          N/A
International Equity Select Trust                        73,387               13,671(6)          N/A
Select Growth Trust                                      19,368               12,265(6)          N/A
Global Equity Select Trust                               24,651               13,995(6)          N/A
Core Value Trust                                         21,594               13,152(6)          N/A
High Grade Bond Trust                                    69,790               10,851(6)          N/A


(3) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(6) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

THE SUBADVISORY AGREEMENTS

         Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees. (In the case of the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM, MAC and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Lifestyle Trusts, Deutsche does not purchase and sell securities but rather provides information and services to MAC to assist MAC in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

         The information and services Deutsche provides to MFC Global Investment Management (U.S.A.) Limited. ("MFC Global (U.S.A.)"pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

a. Deutsche will provide MFC Global (U.S.A.) the following information and services as may be requested by MAC from time to time:








             - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios outperform their performance benchmarks;



             - perform statistical performance analysis of historical manager returns for managers that MFC Global (U.S.A.) would like to include in its potential line up on a quarterly basis;



             - using Deutsche's proprietary optimization technology, Deutsche will seek to optimize Lifestyle Trust investments consistent with the performance objective specified by the Subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Trust, and any constraints that MFC Global (U.S.A.) may specify on allocations to nonLifestyle Portfolios) on a quarterly basis;



             - consult with MFC Global (U.S.A.) to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Trusts provided that Deutsche is given information on the performance of these Lifestyle Trusts and the actual allocations implemented.


         Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess.

         SaBAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and SaBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.

                  Ownership of SaBAM Limited. SaBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance AG ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is, in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.

                  Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

         DeAM Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MFC Global (U.S.A.) and DeAM for the provision of subadvisory consulting services to MFC Global (U.S.A.) in regards to the Lifestyle Trusts. The entire subadvisory fee paid to MFC Global (U.S.A.) by the Adviser is paid by MFC Global (U.S.A.) to DeAM. The Lifestyle Trusts do not incur any expenses in connection with DeAM's services other than the advisory fee.

         FMR Sub-Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMR Co., Inc.
(FMRC) for the provision of subadvisory consulting services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.

Control of FMR's Investment Advisers. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Davis Administrative Service Agreement. The Adviser has entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis will pay the Adviser an administrative service fee of ..05% of the average net assets of the Fundamental Value Trust and the Financial Services Trust for administrative and investor support services provided by the Adviser to these Trust portfolios. For the year ended December 31, 2001, Davis paid the Adviser $21,000 under this agreement.


         Amount of Subadvisory Fees Paid. For the years ended December 31, 2002, 2001 and 2000, the Adviser paid aggregate subadvisory fees of $60,100,898, $62,165,508 and $66,500,926, respectively, allocated among the portfolios as follows:



              PORTFOLIO                                 2002                   2001                      2000
------------------------------------------------------------------------------------------------------------------
Internet Technologies Trust.................        $   194,887            $   274,694               $   205,769(6)
Pacific Rim Emerging Markets Trust..........            208,292                259,461                   365,475
Telecommunications Trust....................             77,625                 50,545(8)                  N/A
Science & Technology Trust..................          2,936,062              5,138,967                 8,529,536
International Small Cap Trust...............            793,451              1,132,002                 1,777,724
Health Sciences Trust.......................            414,668                 97,235(8)                  N/A
Aggressive Growth Trust.....................          1,332,986              1,666,926                 1,577,094
Emerging Small Company Trust................          2,038,916              2,540,882                 3,190,064
Small Company Blend Trust...................            913,175                686,381                   484,908
Dynamic Growth Trust........................            557,661                716,792                   354,246(6)
Mid Cap Growth Trust........................            195,263                 70,917(8)                  N/A
Mid Cap Opportunities Trust                             169,647                 73,473(8)                  N/A
Mid Cap Stock Trust.........................            700,917                544,005                   451,515
All Cap Growth Trust........................          2,279,553              3,131,934                 3,892,179
Financial Services Trust....................            181,369                 40,006(8)                  N/A
Overseas Trust..............................          2,000,266              2,264,756                 2,409,584
International Stock Trust...................          1,353,465              1,342,982                 1,376,310
International Value Trust...................          1,234,211                895,732                   698,134
Capital Appreciation Trust..................            237,364                 97,586                     3,439(7)
Strategic OpportunitiesTrust................          2,692,040              4,331,277                 5,518,999
Quantitative Mid Cap Trust..................            273,905                201,353(8)                  N/A
Global Equity Trust.........................          1,922,152              2,451,939                 2,823,924
Strategic Growth Trust......................            442,593                151,942(8)                  N/A
All Cap Core Trust.........................          1,371,372              1,938,374                 2,634,535
Large Cap Growth Trust......................          1,825,801              1,999,159                 2,076,565
All Cap Value Trust.........................            148,334                 36,833(8)                  N/A
Capital Opportunities Trust.................            157,151                 46,453(8)                  N/A
Quantitative Equity Trust...................            870,822              1,004,401                 1,055,278
Blue Chip Growth Trust......................          5,038,134              6,228,855                 6,730,790

Utilities Trust.............................             87,878                 33,389(8)                  N/A
Real Estate Securities Trust................            823,858                599,225                   496,451
Small Company Value Trust...................          1,971,898                890,490                   590,170
Mid Cap Value Trust.........................            816,720                108,337(8)                  N/A
Value Trust.................................            960,279                845,679                   498,803
Equity-Index Trust..........................             89,698                105,597                   119,830
Global Allocation Trust.....................            287,614                238,650                   119,892(6)

             PORTFOLIO                                   2002                    2001                     2000
-----------------------------------------------------------------------------------------------------------------
Fundamental Value Trust.....................            769,670                 156,446(8)                   N/A
Growth & Income Trust.......................          3,628,493               4,332,352                 5,220,241
U.S. Large Cap Value Trust..................          1,938,134               1,816,117                 1,315,770
Equity-Income Trust.........................          4,248,480               3,951,530                 3,305,262
Income & Value Trust........................          1,773,934               1,871,824                 2,011,037
Balanced Trust..............................            335,438                 476,555                   760,914
High Yield Trust............................            982,731                 842,976                   724,059
Strategic Bond Trust........................            921,566(3)              910,477(5)                 77,513(4)
Global Bond Trust...........................            342,709                 377,884                   433,249
Total Return Trust..........................          2,542,474               1,409,587                   848,745
Investment Quality Bond Trust...............            678,332                 680,593                   566,885
Diversified Bond Trust......................            868,637                 730,683                   632,870
U.S. Government Securities Trust............          1,207,174                 806,281                   630,262
Money Market Trust..........................            468,309                 518,932                   456,815
Small Cap Index Trust.......................             24,159                  16,610                     8,675(6)
International Index Trust...................             37,355                  33,178                    21,890(6)
Mid Cap Index Trust.........................             35,547                  17,382                     6,226(6)
Total Stock Market Index Trust..............             27,463                  25,532                    13,485(6)
500 Index Trust.............................            123,920                 120,206                    23,931(6)
Lifestyle Aggressive 1000 Trust.............            140,649                 106,769                    61,577
Lifestyle Growth 820 Trust..................            183,153                 329,528                   187,730
Lifestyle Balanced 640 Trust................            461,188                 334,001                   186,400
Lifestyle Moderate 460 Trust................            427,852                 127,899                    75,950
Lifestyle Conservative 280 Trust............            124,563                  91,970                    50,226
Small-Mid Cap Growth Trust..................              9,981                   5,411(9)                   N/A
Small-Mid Cap Trust.........................             58,113                   7,718(9)                   N/A
International Equity Select Trust...........             44,848                   7,161(9)                   N/A
Select Growth Trust.........................             10,894                   5,810(9)                   N/A
Global Equity Select Trust..................             15,064                   7,331(9)                   N/A
Core Value Trust............................             12,147                   5,919(9)                   N/A
High Grade Bond Trust.......................             27,896                   3,617(9)                   N/A



(3) Of this amount, $71,581 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.


(4) Of this amount, $244,378 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(5) Of this amount, $227,619 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(6) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(7) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(8) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(9) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

         Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

         - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

         - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

         -    brokers' commissions;

         - issue and transfer taxes on securities transactions to which the Trust is a party;

         -    taxes and fees payable by the Trust; and

         - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

         - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

         Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

         Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

         Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.

         Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

         -   the Board of Trustees of the Trust;

         - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;

         -   the Adviser,

         - in the case of the Subadvisory Agreements, by the respective Subadviser.

The Agreements will automatically terminate in the event of their assignment.

         Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser (including SaBAM Limited).

         The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

         As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

         Approval of Advisory and Subadvisory Agreements by the Board of Trustees. The Board of Trustees of the Trust, including at least a majority of the disinterested trustees, have approved the Advisory Agreement and each of the Subadvisory Agreements. In connection with the approval of each of these agreements, the Board considered numerous factors, including:

   (i) the nature, quality and scope of the services provided by the Adviser or the Subadviser;

   (ii) performance information regarding the portfolios advised by the Adviser or Subadviser;

   (iii) performance information regarding the portfolios advised by the Adviser or Subadviser relative to funds with similar objectives and policies;

   (iv) the cost and expected profitability to the Adviser of providing portfolio management services to the portfolios;

   (v) the proposed advisory fee and subadvisory fee (including breakpoints) for each portfolio in relation to the fees of other comparable portfolios.

         At each meeting approving the Advisory Agreement or any of the Subadvisory Agreements the Board was provided with an analysis of its fiduciary obligations and had the assistance of independent legal counsel.




                          DISTRIBUTOR; RULE 12B-1 PLANS


         The Board of Trustees of the Trust have approved Rule 12b-1 Plans (the "Plans") for both Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) and Series III shares (also referred to as "Class R shares"). The purpose of both Plans is encourage the growth and retention of assets of each portfolio subject to a Plan. Series I shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets. Series II shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets. Series III shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .50% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts).


         Rule 12b-1 fees are paid to the Trust's distributor and principal underwriter, Manulife Financial Services LLC (the "Distributor").

         To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

     - for any expenses relating to the distribution of the shares of the class,

     - for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

     - for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

Currently, both Series I and Series II are paying "service fees" of .15% of average daily net assets. Series III is currently paying a service fee of .15%. The service fee is paid to the Trust's Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide to beneficial owners of Series I and Series II shares those services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.

         Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

         This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

         This Plan also authorizes the direction, payment, allocation and reallocation to any person of brokerage commission ("Allocations") on transactions in portfolio securities for a Portfolio ("Transactions") to the extent (i) the Allocations may be deemed to entail a direct or indirect financing of distribution costs because the Allocations are made in circumstances in which sales of annuity, insurance or pension products for which Trust Portfolios serve as investment options may be considered as a factor ("Sales Factor") and (ii) the Transactions are ones that would have been effected in the absence of the Sales Factor and are conducted in a manner consistent with the procedures and limitations set forth in the Trust's registration statement.

         The Plans may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

         During the fiscal year ended December 31, 2002 the following amounts were paid pursuant to the Trust's Rule 12b-1 Plan:

                                 SERIES I SHARES


PORTFOLIO                                      SERVICE FEE PAYMENTS
--------------------------------------------------------------------------------
Internet Technologies Trust.................   $       43,931
Pacific Rim Emerging Markets Trust..........           87,245
Telecommunications Trust....................           18,567
Science & Technology Trust..................          737,025
International Small Cap Trust...............          195,743
Health Sciences Trust.......................           96,630
Aggressive Growth Trust.....................          392,793
Emerging Small Company Trust................          547,145
Small Company Blend Trust...................          240,655
Dynamic Growth Trust........................          164,095
Mid Cap Growth Trust........................           54,655
Mid Cap Opportunities Trust.................           48,009
Mid Cap Stock Trust.........................          236,624
All Cap Growth Trust........................          760,538
Financial Services Trust....................           55,096
Overseas Trust..............................          586,010
International Stock Trust...................          391,888
International Value Trust...................          366,738
Capital Appreciation Trust..................           81,173
Strategic Opportunities Trust...............        1,149,379
Quantitative Mid Cap Trust..................          136,087
Global Equity Trust.........................          658,995
Strategic Growth Trust......................          156,558
All Cap Core Trust..........................          581,485
Large Cap Growth Trust......................          670,493
All Cap Value Trust.........................           46,305
Capital Opportunities Trust.................           56,335
Quantitative Equity Trust...................          518,355
Blue Chip Growth Trust......................        2,026,475
Utilities Trust.............................           30,437
Real Estate Securities Trust................          419,911
Small Company Value Trust...................          469,984
Mid Cap Value Trust.........................          248,145
Value Trust.................................          488,943

Equity-Index Trust..........................              N/A
Global Allocation Trust.....................          105,411
Fundamental Value Trust.....................          247,875
Growth & Income Trust.......................        2,857,443
U.S. Large Cap Value Trust..................          743,230
Equity-Income Trust.........................        1,677,963
Income & Value Trust........................          756,421
Balanced Trust..............................          230,219
High Yield Trust............................          515,120
Strategic Bond Trust........................          490,895
Global Bond Trust...........................          196,976
Total Return Trust..........................        1,439,455
Investment Quality Bond Trust...............          662,409
Diversified Bond Trust......................          484,616
U.S. Government Securities Trust............        1,008,273
Money Market Trust..........................        2,278,013
Small Cap IndexTrust........................           86,458
International Index Trust...................           77,429
Mid Cap Index Trust.........................          127,613
Total Stock Market Index Trust..............          100,509
500 Index Trust.............................        1,093,432
Lifestyle Aggressive 1000 Trust.............              N/A
Lifestyle Growth 820 Trust..................              N/A
Lifestyle Balanced 640 Trust................              N/A
Lifestyle Moderate 460 Trust................              N/A
Lifestyle Conservative 280 Trust............              N/A
Small -Mid Cap Growth Trust.................            3,327
Small-Mid Cap Trust.........................           13,163
International Equity Select Trust...........           11,192
Select Growth Trust.........................            3,632
Global Equity Select Trust..................            4,108
Core Value Trust............................            4,049
High Grade Bond Trust.......................           16,105


                                SERIES II SHARES


                                                                             DISTRIBUTION PAYMENT TO
                                                   SERVICE FEE       MANUFACTURERS FINANCIAL SECURITIES LLC
PORTFOLIO                                            PAYMENTS                   (THE DISTRIBUTOR)
------------------------------------------------------------------------------------------------------------
Internet Technologies Trust.................        $ 1,044                         $ 1,391
Pacific Rim Emerging Markets Trust..........          2,022                           2,697
Telecommunications Trust....................            839                           1,119
Science & Technology Trust..................          4,161                           5,548
International Small Cap Trust...............          2,620                           3,493
Health Sciences Trust.......................          7,037                           9,383
Aggressive Growth Trust.....................          7,103                           9,470
Emerging Small Company Trust................          8,923                          11,897
Small Company Blend Trust...................          8,393                          11,190
Dynamic Growth Trust........................          3,203                           4,271
Mid Cap Growth Trust........................          3,924                           5,233
Mid Cap Opportunities Trust.................          2,886                           3,848
Mid Cap Stock Trust.........................         10,921                          14,562
All Cap Growth Trust........................          6,759                           9,012
Financial Services Trust....................          5,361                           7,147
Overseas Trust..............................         14,070                          18,760
International Stock Trust...................         14,151                          18,869
International Value Trust...................         21,092                          28,122
Capital Appreciation Trust..................          7,839                          10,451
Strategic Opportunities Trust...............          4,353                           5,803
Quantitative Mid Cap Trust..................            865                           1,154

Global Equity Trust.........................          4,071                           5,427
Strategic Growth Trust......................          9,414                          12,552
All Cap Core Trust..........................          6,249                           8,332
Large Cap Growth Trust......................         14,182                          18,910
All Cap Value Trust.........................          3,140                           4,187
Capital Opportunities Trust.................          2,597                           3,462
Quantitative Equity Trust...................          4,138                           5,517
Blue Chip Growth Trust......................         25,582                          34,110
Utilities Trust.............................          2,517                           3,356
Real Estate Securities Trust................         20,486                          27,315
Small Company Value Trust...................         22,991                          30,654
Mid Cap Value Trust.........................         26,630                          35,507
Value Trust.................................          7,573                          10,097
Equity-Index Trust..........................            N/A                             N/A
Tactical Allocation Trust...................          2,444                           3,258
Fundamental Value Trust.....................         22,002                          29,335
Growth & Income Trust.......................         21,050                          28,067
U.S. Large Cap Value Trust..................         29,220                          38,961
Equity-Income Trust.........................         35,885                          47,846
Income & Value Trust........................          9,714                          12,952
Balanced Trust..............................          2,610                           3,479
High Yield Trust............................         20,916                          27,887
Strategic Bond Trust........................         11,777                          15,702
Global Bond Trust...........................          8,650                          11,533
Total Return Trust..........................         86,029                         114,705
Investment Quality Bond Trust...............         15,998                          21,330
Diversified Bond Trust......................         11,909                          15,878
U.S. Government Securities Trust............         52,489                          69,985
Money Market Trust..........................        109,302                         145,736
Small Cap IndexTrust........................          4,141                           5,521
International Index Trust...................          2,617                           3,489
Mid Cap Index Trust.........................          5,687                           7,582
Total Stock Market Index Trust..............          2,478                           3,304
500 Index Trust.............................         15,367                          20,489
Lifestyle Aggressive 1000 Trust.............            N/A                             N/A
Lifestyle Growth 820 Trust..................            N/A                             N/A
Lifestyle Balanced 640 Trust................            N/A                             N/A
Lifestyle Moderate 460 Trust................            N/A                             N/A
Lifestyle Conservative 280 Trust............            N/A                             N/A
Small -Mid Cap Growth Trust.................            N/A                             N/A
Small-Mid Cap Trust.........................          1,365                           1,820
International Equity Select Trust...........          1,040                           1,386
Select Growth Trust.........................            N/A                             N/A
Global Equity Select Trust..................            N/A                             N/A
Core Value Trust............................            N/A                             N/A
High Grade Bond Trust.......................          1,849                           2,466


                               PORTFOLIO BROKERAGE

         Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

         Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

         -   price, dealer spread or commission, if any,

         - the reliability, integrity and financial condition of the broker-dealer,

         -   size of the transaction,

         -   difficulty of execution,

         -   brokerage and research services provided, and

         -   confidentiality and anonymity.

         Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

         Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

     Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising various of its clients (including the portfolios), although not all of these services are necessarily useful and of value in managing the portfolios. The management fee paid by a portfolio is not reduced because a Subadviser and its affiliates receive such services.

As noted above, a Sub-adviser may purchase new issues of securities for the portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

         -   the value of securities,

         -   the advisability of purchasing or selling securities,

         - the availability of securities or purchasers or sellers of securities, and

         - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

         To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

         Sales Volume Considerations. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of insurance contracts which offer Trust portfolios may be considered as a factor in the selection of brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

         "Step Out" Transactions. A Subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

         Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

         Affiliated Underwriting Transactions by the Subadvisers. The Trust's portfolios have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a portfolio may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a portfolio from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase.


         Brokerage Commissions Paid. For the years ended December 31, 2002, 2001 and 2000, the Trust paid brokerage commissions in connection with portfolio transactions of $35,188,741, $32,382,644 and $30,480,942, respectively, allocated among the portfolios as follows:



PORTFOLIO                                             2002                   2001                      2000
---------------------------------------------------------------------------------------------------------------
Internet Technologies Trust.................       $  95,057              $  42,232                 $  12,816(3)
Pacific Rim Emerging Markets Trust..........         122,750                328,475                   285,691
Telecommunications Trust....................          91,562                 38,754(5)                    N/A
Science & Technology Trust..................       1,073,615              1,449,886                 1,373,214
International Small Cap Trust...............       4,602,362              7,611,636                 8,440,319
Health Sciences Trust.......................         166,836                 37,409(5)                    N/A
Aggressive Growth Trust.....................         789,040                599,173                   465,370
Emerging Small Company Trust................         734,959                401,351                   146,790
Small Company Blend Trust...................         367,283                145,413                    79,174
Dynamic Growth Trust........................         238,209                393,045                   103,739(3)
Mid Cap Growth Trust........................         116,422                 30,551(5)                    N/A
Mid Cap Opportunities Trust.................         125,038                 40,011(5)                    N/A
Mid Cap Stock Trust.........................         882,136                390,457                   400,532
All Cap Growth Trust........................       1,068,156              1,053,416                 1,562,480
Financial Services Trust....................          66,509                 37,784(5)                    N/A
Overseas Trust..............................       1,005,796                995,590                 1,790,076
International Stock Trust...................         321,038                368,625                   542,577
International Value Trust...................         593,077                377,589                   359,614

Capital Appreciation Trust..................         218,122                 76,973                     5,943(4)
Strategic Opportunities Trust...............       5,562,523              5,539,294                 2,985,632
Quantitative Mid Cap Trust..................       1,000,592                476,161(5)                    N/A
Global Equity Trust.........................       1,577,719              1,659,102                 1,455,103
Strategic Growth Trust......................         397,697                143,751(5)                    N/A
Growth Trust................................         908,194                858,885                 1,388,033
Large Cap Growth Trust......................       1,083,812              1,062,531                   616,584
All Cap Value Trust.........................         129,936                 73,294(5)                    N/A
Capital Opportunities Trust.................         158,877                 52,986(5)                    N/A
Quantitative Equity Trust...................       1,309,471              1,167,415                 1,047,307
Blue Chip Growth Trust......................       1,526,007              1,443,026                 1,350,048
Utilities Trust.............................          85,105                 41,357(5)                    N/A
Real Estate Securities Trust................         545,457                431,884                 1,418,559
Small Company Value Trust...................         542,906                290,673                   422,969
Mid Cap Value Trust.........................         933,790                230,028(5)                    N/A
Value Trust.................................         567,062                464,503                   328,316
Equity-Index Trust..........................           8,143                  6,876                     8,272
Global Allocation Trust.....................          23,272                 32,336                    26,488(3)
Fundamental Value Trust.....................         302,795                137,167(5)                    N/A
Growth & Income Trust.......................       2,921,260              1,646,676                 1,753,576
U.S. Large Cap Value Trust..................         893,086                483,125                   397,289
Equity-Income Trust.........................         697,932                811,272                   805,529
Income & Value Trust........................         572,136                351,851                   366,221
Balanced Trust..............................         344,858                320,411                   300,445

PORTFOLIO                                             2002                  2001                      2000
-------------------------------------------------------------------------------------------------------------
High Yield Trust............................            N/A                    3                       310
Strategic Bond Trust........................            N/A                  N/A                       N/A
Global Bond Trust...........................            N/A                5,365                       770
Total Return Trust..........................          3,145               62,979                    36,332
Investment Quality Bond Trust...............            216                  N/A                       N/A
Diversified Bond Trust......................            N/A                  N/A                       N/A
U.S. Government Securities Trust............            N/A                  N/A                       N/A
Money Market Trust..........................            N/A                  N/A                       N/A
Small Cap IndexTrust........................        105,770               58,507                    26,476(3)
International Index Trust...................         12,126               11,592                    89,514(3)
Mid Cap Index Trust.........................         54,948               26,630                    26,420(3)
Total Stock Market Index Trust..............         10,404               16,227                    38,924(3)
500 Index Trust.............................         28,729               32,553                    23,490(3)
Lifestyle Aggressive 1000 Trust.............            N/A                  N/A                       N/A
Lifestyle Growth 820 Trust..................            N/A                  N/A                       N/A
Lifestyle Balanced 640 Trust................            N/A                  N/A                       N/A
Lifestyle Moderate 460 Trust................            N/A                  N/A                       N/A
Lifestyle Conservative 280 Trust............            N/A                  N/A                       N/A
Small -Mid Cap Growth Trust.................          6,057                4,439(6)                    N/A
Small-Mid Cap Trust.........................        152,915                5,753(6)                    N/A
International Equity Select Trust...........         34,538                4,289(6)                    N/A
Select Growth Trust.........................          3,509                4,500(6)                    N/A
Global Equity Select Trust..................          1,534                3,025(6)                    N/A
Core Value Trust............................          4,253                3,808(6)                    N/A
High Grade Bond Trust.......................            N/A                  N/A(6)                    N/A


(3) For the period May 1, 2000 (commencement of operations) to December 31,
    2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(6) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

         Brokerage Commissions Paid to Affiliated Brokers
Commission Paid to J.P. Morgan Securities

         For the year ended December 31, 2000, 2001 and 2002, brokerage commissions were paid to J.P. MORGAN SECURITIES INC. by the Overseas Trust as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Overseas Trust..........................      $34,333                     3.41%                          0.10%
Year ended December 31, 2001:
Overseas Trust..........................      $11,737                     1.18%                          0.00%
Year ended December 31, 2000:
Overseas Trust..........................      $     0                        0%                             0%


Commissions Paid to Fidelity Capital Markets

         For the years ended December 31, 2000, 2001 and 2002, brokerage commissions were paid to FIDELITY CAPITAL MARKETS by the Strategic Opportunities Trust, the Large Cap Growth Trust, the Income & Value Trust and the Diversified Bond Trust as follows:

                                                                                                  % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Overseas Trust..........................          $0                    0.00%                          0.00%
Year ended December 31, 2001:
Overseas Trust..........................          $0                       0%                          0.00%
Year ended December 31, 2000:
Overseas Trust..........................          $0                    0.00%                          0.00%


Commissions Paid to Morgan Stanley & Co., Incorporated

         For the years ended December 31, 2002, 2001 and 2000, brokerage commissions were paid as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
global equity trust.......................     $169,139                   10.72%                        0.48%
Year ended December 31, 2001:
Global Equity Trust.......................     $      0                    0.00%                        0.00%
Year ended December 31, 2000:
Global Equity Trust.......................     $ 17,981                    1.24%                        0.00%


Commissions Paid to Morgan Stanley International

         For the year ended December 31, 1999, no brokerage commissions were paid to MORGAN STANLEY INTERNATIONAL by the Global Equity Trust, the Value Trust and the High Yield Trust. For the year ended December 31, 2002, 2001 and 2000, brokerage commissions were paid as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Global Equity Trust.......................     $     0                    0.00%                         0.00%
Year ended December 31, 2001:
Global Equity Trust.......................     $     0                    0.00%                         0.00%
Year ended December 31, 2000:
Global Equity Trust.......................     $36,403                    2.50%                         0.01%


Commissions Paid to Robert Fleming

         For the years ended December 31, 2002, 2001 and 2000 brokerage commissions were paid to ROBERT FLEMING as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
International Stock Trust.................      $     0                     0.00%                       0.00%
Year ended December 31, 2001:
International Stock Trust.................      $     0                     0.00%                       0.00%
Year ended December 31, 2000:
International Stock Trust.................      $10,317                     1.90%                       0.00%


Commissions Paid to Ord Minnet

         For the years ended December 31, 2002, 2001 and 2000, brokerage commissions were paid as follows:

                                                                                                  % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
International Stock Trust.................      $1,787                     0.56%                         0.01%
Year ended December 31, 2001:
International Stock Trust.................      $  760                     0.21%                         0.00%
Year ended December 31, 2000:
International Stock Trust.................      $1,526                     0.28%                         0.00%


Commissions Paid to Jardine Fleming

         For the year ended December 31, 2000 and 2001 and 2002, brokerage commissions were paid to JARDINE FLEMING as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
International Stock Trust.................      $     0                    0.00%                         0.00%
Year ended December 31, 2001:
International Stock Trust.................      $     0                    0.00%                         0.00%
Year ended December 31, 2000:
International Stock Trust.................      $10,461                    1.93%                         0.00%


Commissions Paid to DLJ

         For the year ended December 31, 2000, 2001 and 2002, brokerage commissions were paid to DLJ as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Small Company Value Trust.................      $    0                    0.00%                          0.00%
Year ended December 31, 2001:
Small Company Value Trust.................      $    0                    0.00%                          0.00%
Year ended December 31, 2000:
Small Company Value Trust.................      $5,256                    1.24%                          0.00%


         For the years ended December 31, 2000, 2001 2002, brokerage commissions were paid to BNP SECURITIES by the Small Company Value Trust as follows:


                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Small Company Value Trust.................       $  0                      0.00%                        0.00%
Year ended December 31, 2001:
Small Company Value Trust.................       $  0                      0.00%                        0.00%
Year ended December 31, 2000:
Small Company Value Trust.................       $234                      0.06%                        0.00%


                        PURCHASE AND REDEMPTION OF SHARES

         The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

         - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

         - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

         - the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

         The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

         Except for the types of securities described below, securities held by the portfolios will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

         Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

         Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.


         Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.


         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

         In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

         -   redeeming shares in kind;

         - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

         -   withholding or reducing dividends;

         - utilizing a net asset value per share based on available market quotations; or

         - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife New York and Manufacturers USA.

                                PERFORMANCE DATA

         Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for recent one period and, when applicable, five and ten year periods and where less than five or ten years, the period since the inception date of the portfolio. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc.

         The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees, such as advisory fees charged to the Trust, and all Trust expenses are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.




                                 SERIES I SHARES
                             TOTAL ANNUALIZED RETURN


-------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH     DATE FIRST
               TRUST PORTFOLIO                   12/31/2002     12/31/2002        12/31/2002       AVAILABLE
-------------------------------------------------------------------------------------------------------------
Internet Technologies Trust                        37.20%            NA              46.29%          05/01/00
Pacific Rim Emerging Markets Trust(1)              12.53%         -3.50%             -5.29%          10/04/94
Telecommunications Trust                           47.67%           N/A              48.30%(3)       04/30/01
Science & Technology Trust                         40.76%         -8.08%             -5.19%          01/01/97

International Small Cap Trust                      16.73%        -3.41%              -1.13%          03/04/96
Health Sciences Trust                              27.24%          N/A              -13.28%(3)       04/30/01
Aggressive Growth Trust                            24.96%        -4.52%              -3.78%          01/01/97
Emerging Small Company Trust                       29.20%        -1.76%               1.16%          01/01/97



-------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH     DATE FIRST
               TRUST PORTFOLIO                   12/31/2002     12/31/2002        12/31/2002       AVAILABLE
-------------------------------------------------------------------------------------------------------------
Small Company Blend Trust                          25.55%           N/A           -7.53%           05/01/99
Dynamic Growth Trust                               28.36%            NA           38.50%           05/01/00
Mid Cap Growth Trust                              -30.37%           N/A           27.58%(3)        04/30/01
Mid Cap Opportunities Trust                       -30.22%           N/A           26.98%(3)        04/30/01
Mid Cap Stock Trust                                22.56%           N/A           10.44%           05/01/99
All Cap Growth Trust                               24.41%         -0.93%           2.41%           03/04/96
Financial Services Trust                          -17.88%           N/A           14.86%(3)        04/30/01
Overseas Trust                                     21.44%         -5.22%          -1.03%           01/09/95
International Stock Trust                          21.69%         -5.24%          -4.17%           01/01/97
International Value Trust                          17.84%           N/A            8.62%           05/01/99
Capital Appreciation Trust                        -30.61%           N/A           27.62%           11/01/00
Strategic Opportunities Trust(5)                  -38.77%          7.45%           4.86%(2)        06/18/85
Quantitative Mid Cap Trust                        -22.65%           N/A           24.07%(3)        04/30/01
Global Equity Trust                               -19.11%         -2.39%           5.79%(2)        03/18/88
Strategic Growth Trust                            -28.04%           N/A           23.84%(3)        04/30/01
All Cap Core Trust                                 25.23%         -6.18%           0.11%           07/15/96
Large Cap Growth Trust                            -22.83%         -4.09%           3.92%(2)        08/03/89

All Cap Value Trust                               -27.83%           N/A          -17.29%(3)        04/30/01
Capital Opportunities Trust                       -27.20%           N/A           24.64%(3)        04/30/01
Quantitative Equity Trust                         -27.78%         -1.78%           6.99%(2)        04/30/87
Blue Chip Growth Trust                            -24.26%         -0.71%           5.98%           12/11/92
Utilities Trust                                   -23.46%           N/A           28.44%(3)        04/30/01
Real Estate Securities Trust(1)                     2.58%          0.45%           8.39%(2)        04/30/87
Small Company Value Trust                          -5.93%          1.78%           0.81%           10/01/97
Mid Cap Value Trust                               -10.11%           N/A           -3.55%(3)        04/30/01
Value Trust                                       -22.80%         -1.02%           2.51%           01/01/97
Equity Index Trust(1)                              22.30%         -0.84%           5.77%           02/14/96
Global Allocation Trust                            23.21%            NA           15.21%           05/01/00
Fundamental Value Trust                           -16.20%           N/A           13.40%(3)        04/30/01
Growth & Income Trust                              24.33%         -1.28%           8.34%(2)        04/23/91
U.S. Large Cap Value Trust                         25.18%           N/A           -6.88%           05/01/99
Equity-Income Trust                               -13.28%          2.31%           9.54%           02/19/93
Income & Value Trust                              -15.93%          2.19%           6.38%(2)        08/03/89
Balanced Trust                                     14.36%         -4.76           -1.33%           01/01/97



-------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH     DATE FIRST
               TRUST PORTFOLIO                   12/31/2002     12/31/2002        12/31/2002       AVAILABLE
-------------------------------------------------------------------------------------------------------------
High Yield Trust                                    6.65%         -2.31%            0.08%          01/01/97
Strategic Bond Trust                                8.96%          5.18%            7.27%          02/19/93
Global Bond Trust                                  20.12%          4.28%            7.08%(2)       03/18/88
Total Return Trust                                  9.52%           N/A             7.45%          05/01/99

Investment Quality Bond Trust                       9.94%          6.63%            6.88%(2)       06/18/85
Diversified Bond Trust                              7.61%          7.22%            7.88%(2)       08/03/89
U.S. Government Securities Trust                    7.99%          6.57%            6.59%(2)       03/18/88
Money Market Trust(1)                               1.18%          4.05%            5.14%(2)       06/18/85
Small Cap Index Trust                             -21.47%            NA            10.39%          05/01/00
International Index Trust                          17.15%            NA            18.48%          05/01/00
Mid Cap Index Trust                                15.16%            NA            -4.14%          05/01/00
Total Stock Market Index Trust                     21.29%            NA            16.03%          05/01/00
500 Index Trust                                    22.53%            NA            16.71%          05/01/00
Lifestyle Aggressive 1000 Trust                    20.71%         -4.83%           -2.38%          01/07/97
Lifestyle Growth 820 Trust                         15.84%         -1.67%            0.77%          01/07/97
Lifestyle Balanced 640 Trust                        9.95%          0.88%            2.99%          01/07/97
Lifestyle Moderate 460 Trust                        4.07%          3.22%            4.91%          01/07/97
Lifestyle Conservative 280 Trust                    1.80%          5.38%            6.50%          01/07/97
Small-Mid Cap Growth Trust                        -34.32%           N/A            30.75%(4)       07/16/01
Small-Mid Cap Trust                               -17.75%           N/A            15.05%(4)       07/16/01
International Equity Select Trust                 -11.65%           N/A            10.56%(4)       07/16/01
Select Growth Trust                               -30.64%           N/A            24.83%(4)       07/16/01
Global Equity Select Trust                        -13.61%           N/A            11.02%(4)       07/16/01
Core Value Trust                                  -20.82%           N/A            17.60%(4)       07/16/01
High Grade Bond Trust                              11.01%           N/A             9.76%(4)       07/16/01

                                SERIES II SHARES
                             TOTAL ANNUALIZED RETURN


-------------------------------------------------------------------------------------------------------------
                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH   DATE FIRST
               TRUST PORTFOLIO                   12/31/2002     12/31/2002        12/31/2002     AVAILABLE
-------------------------------------------------------------------------------------------------------------
Internet Technologies Trust                         NA              NA             36.87%         01/28/02
Pacific Rim Emerging Markets Trust(1)               NA              NA            -12.27%         01/28/02
Telecommunications Trust                            NA              NA            -44.58%(3)      01/28/02
Science & Technology Trust                          NA              NA            -39.81%         01/28/02
International Small Cap Trust                       NA              NA            -17.09%         01/28/02
Health Sciences Trust                               NA              NA            -23.63%(3)      01/28/02
Aggressive Growth Trust                             NA              NA            -23.10%         01/28/02
Emerging Small Company Trust                        NA              NA            -26.62%         01/28/02
Small Company Blend Trust                           NA              NA            -23.63%         01/28/02
Dynamic Growth Trust                                NA              NA             22.73%         01/28/02
Mid Cap Growth Trust                                NA              NA            -29.66%(3)      01/28/02
Mid Cap Opportunities Trust                         NA              NA            -28.14%(3)      01/28/02
Mid Cap Stock Trust                                 NA              NA            -21.62%         01/28/02
All Cap Growth Trust                                NA              NA            -23.12%         01/28/02
Financial Services Trust                            NA              NA            -16.90%(3)      01/28/02
Overseas Trust                                      NA              NA            -18.49%         01/28/02
International Stock Trust                           NA              NA            -24.29%         01/28/02
International Value Trust                           NA              NA            -16.00%         01/28/02
Capital Appreciation Trust                          NA              NA            -28.98%         01/28/02
Strategic Opportunities Trust(5)                    NA              NA            -35.53%(2)      01/28/02
Quantitative Mid Cap Trust                          NA              NA            -21.44%(3)      01/28/02
Global Equity Trust                                 NA              NA            -17.33%(2)      01/28/02
Strategic Growth Trust                              NA              NA            -25.05%(3)      01/28/02
All Cap Core Trust                                  NA              NA            -23.53%         01/28/02
Large Cap Growth Trust                              NA              NA            -22.15%(2)      01/28/02
All Cap Value Trust                                 NA              NA            -27.63%(3)      01/28/02
Capital Opportunities Trust                         NA              NA            -24.25%(3)      01/28/02
Quantitative Equity Trust                           NA              NA            -26.34%(2)      01/28/02
Blue Chip Growth Trust                              NA              NA            -22.86%         01/28/02
Utilities Trust                                     NA              NA            -19.04%(3)      01/28/02
Real Estate Securities Trust(1)                     NA              NA              3.05%(2)      01/28/02

Small Company Value Trust                           NA              NA            -6.20%          01/28/02
Mid Cap Value Trust                                 NA              NA            -7.05%(3)       01/28/02
Value Trust                                         NA              NA            -21.87%         01/28/02
Equity Index Trust                                  NA              NA                NA           1/28/02
Global Allocation Trust                             NA              NA             22.30%         01/28/02
Fundamental Value Trust                             NA              NA            -14.46%(3)      01/28/02
Growth & Income Trust                               NA              NA            -22.83%(2)      01/28/02
U.S. Large Cap Value Trust                          NA              NA            -23.61%         01/28/02
Equity-Income Trust                                 NA              NA            -12.89%         01/28/02
Income & Value Trust                                NA              NA            -15.02%(2)      01/28/02
Balanced Trust                                      NA              NA            -13.67%         01/28/02
High Yield Trust                                    NA              NA             -7.42%         01/28/02
Strategic Bond Trust                                NA              NA              7.46%         01/28/02
Global Bond Trust                                   NA              NA             21.21%(2)      01/28/02
Total Return Trust                                  NA              NA              8.51%         01/28/02
Investment Quality Bond Trust                       NA              NA              9.02%(2)      01/28/02
Diversified Bond Trust                              NA              NA              7.21%(2)      01/28/02
U.S. Government Securities Trust                    NA              NA              7.53%(2)      01/28/02
Money Market Trust(1)                               NA              NA              1.18%(2)      01/28/02
Small Cap Index Trust                               NA              NA             19.95%         01/28/02
International Index Trust                           NA              NA             13.35%         01/28/02
Mid Cap Index Trust                                 NA              NA            -15.07%         01/28/02
Total Stock Market Index Trust                      NA              NA             20.36%         01/28/02
500 Index Trust                                     NA              NA             21.59%         01/28/02
Lifestyle Aggressive 1000 Trust                     NA              NA            -18.74%         01/28/02
Lifestyle Growth 820 Trust                          NA              NA            -14.40%         01/28/02
Lifestyle Balanced 640 Trust                        NA              NA             -9.18%         01/28/02
Lifestyle Moderate 460 Trust                        NA              NA             -3.77%         01/28/02
Lifestyle Conservative 280 Trust                    NA              NA              1.83%         01/28/02
Small-Mid Cap Growth Trust                          NA              NA                NA          01/28/02
Small-Mid Cap Trust                                 NA              NA             -4.18%(3)      01/28/02
International Equity Select Trust                   NA              NA             -2.12%(3)      01/28/02
Select Growth Trust                                 NA              NA                NA          01/28/02
Global Equity Select Trust                          NA              NA                NA          01/28/02
Core Value Trust                                    NA              NA                NA          01/28/02
High Grade Bond Trust                               NA              NA              1.77%         01/28/02


(1) On December 31, 1996,  Manulife Series Fund, Inc. merged with the Trust.

portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to December 31, 1996.

(2)10 Years

(3) Certain expenses of the portfolios listed below were waived. If such waiver were not in effect, returns would have been lower: Science & Technology, Health Sciences, Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Capital Appreciation, the Lifestyle Trusts, Small-Mid Cap Growth Trust, Small-Mid Cap Trust, International Equity Select Trust, Select Growth Trust, Global Equity Select Trust, Core Value Trust and High Grade Bond Trust.




The Trust may also from time to time include in advertising and sales literature the following:

         - information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information;

         - quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and

         - general discussions of economic theories, including, but not limited to, discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the:

         -   Dow Jones Industrial Average,

         - Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices,

         -   S&P 500 Index,

         -   Value Line Composite, and

         - Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices.

The Trust may also advertise the performance rankings assigned to certain portfolios or their investment Subadvisers by various statistical services, including but not limited to:

         -   SEI,

         - Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis,

         - Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns,

         -   Frank Russell International Universe, and

         - any other data which may be presented from time to time by analysts such as Dow Jones, Morningstar, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as such data may appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                             THE INSURANCE COMPANIES

The Trust currently serves as the underlying investment medium for sums invested in variable contracts issued by:

- The Manufacturers Life Insurance Company of New York ("Manulife New York"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manulife North America. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

- The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticiated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

Currently, the two insurance companies described above are the only shareholders of the Trust (excluding shares of certain portfolios of the Trust which are held by the Lifestyle Portfolios). Each shareholder holds Trust shares attributable to variable contracts in their separate accounts. The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

         Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders:

(a) separate accounts of Manulife New York, Manufacturers USA or of other insurance companies;

(b)  Manulife New York and Manufacturers USA;

(c)  MSS;

(d) any corporation related in a manner specified in Section 267(b) of the Code to Manulife New York, Manufacturers USA or MSS, and

(e)  any trustee of a qualified pension or retirement plan.

As a matter of operating policy, shares of the Trust may be purchased only by the eligible shareholders of categories (a), (b) and (d).

Voting of Shares by the Insurance Companies. Manulife New York and Manufacturers USA have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940. In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts in proportion to such instructions.

Mixed Variable Annuity and Variable Life Funding. Shares of the Trust may be sold to both variable annuity separate accounts and variable life insurance separate accounts of affiliated insurance companies. The Trust currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a separate account from participation in the Trust.

                              HISTORY OF THE TRUST

Trust Name Change. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

Merger of Manulife Series Fund, Inc. into the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable existing portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth and Equity Index Trusts were merged into newly created portfolios of the Trust.

         Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

  EXISTING NAME                                  PRIOR NAME                           DATE OF CHANGE
  -------------                                  ----------                           --------------
Blue Chip Growth                            Pasadena Growth                          October 1, 1996
Quantitative Equity                         Common Stock                             December 31, 1996
Equity-Income                               Value Equity                             December 31, 1996
Emerging Small Company                      Emerging Growth                          November 2, 1998
Large Cap Growth                            Aggressive Asset Allocation              May 1, 1999
Income & Value                              Moderate Asset Allocation                May 1, 1999
Diversified Bond                            Conservative Asset Allocation            May 1, 1999
Overseas                                    International Growth & Income            May 1, 1999
Mid Cap Growth                              Small/Mid Cap                            May 1, 1999
Aggressive Growth                           Pilgrim Baxter Growth                    May 1, 1999
Global Bond                                 Global Government Bond                   May 1, 1999
Mid Cap Blend                               Equity                                   May 1, 1999
All Cap Growth                              Mid Cap Growth                           May 1, 2000
Mid Cap Blend                               Strategic Opportunities                  April 30, 2001
Growth                                      All Cap Core                             November 25, 2002
U.S. Large Cap Value                        U.S. Large Cap                           May 1, 2003
Capital Opportunities                       Strategic Value                          May 1, 2003
Global Allocation                           Tactical Allocation                      May 1, 2003


                            ORGANIZATION OF THE TRUST


Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.




Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios, except the Health Sciences Trust, Global Bond Trust and the five Lifestyle Trusts, are diversified for purposes of the 1940 Act.

         Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

         The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

         - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

         - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

         - Issue additional series of shares or separate classes of existing series of shares.

         Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

         Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

         Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

         Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

         A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year
(a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Because the Trust complies with the ownership restriction of Treas. Reg. Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS


         The financial statements of the Trust at December 31, 2002, are incorporated herein by reference from the Trust's most recent Annual Report and Semi Annual report to Shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1.



The Board of Trustees of Manufacturers Investment Trust has approved agreements and plans of reorganizations ("Agreements") between Science & Technology Trust, Telecommunications Trust and Internet Technologies Trust and between Dynamic Trust, Mid Cap Growth Trust and Mid Cap Opportunities Trust. A Special Meeting of Shareholders of these portfolios is scheduled to be held on May 1, 2003, to seek approval of the reorganizations. If the Agreements are approved at the Meeting, the reorganizations are expected to become effective after the close of business on May 2, 2003.


                             INDEPENDENT ACCOUNTANTS


         The financial statements of the Trust at December 31, 2002, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 160 Federal Street, Boston, MA 02110.


                                    CUSTODIAN

State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

The Trusts, the Adviser and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.